                                                                   Exhibit 10.15


                            CONTRIBUTION AGREEMENT
                            ----------------------


     THIS CONTRIBUTION AGREEMENT ("Agreement") is made this 8th day of July, 1997, in Chicago, Illinois, by and between the parties set forth on Schedule 1 attached hereto and made a part hereof (collectively, "Contributor"), and THE PRIME GROUP, INC., an Illinois corporation ("Company").


                                R E C I T A L S:


     A. The Land Trust (as hereinafter defined) is the fee owner of the Real Property (as hereinafter defined) described on Schedule 1 attached hereto and made a part hereof, and the Beneficiary (as hereinafter defined) is the owner of the Personal Property, Contracts and Licenses (as such terms are hereinafter defined and, together with the Business Assets (as hereinafter defined) and the Real Property, collectively referred to herein as the "Property").

     B. Prior to the Closing Date (as hereinafter defined), Company will assign all of its right, title and interest in and to this Agreement to the Partnership (as hereinafter defined).

     C. Contributor desires to contribute the Property to the Partnership, and the Company desires to cause Partnership to accept the contribution of the Property from the Contributor upon and subject to the terms and conditions hereinafter set forth.


                              A G R E E M E N T S


     NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, and other good and valuable consideration, Contributor and Company agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     1.01 Definitions. When used herein, the following terms shall have the respective meanings set forth opposite each such term:

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     Agreement:  This Agreement including the Exhibits and Schedules attached hereto which are incorporated herein and made a part hereof.

     Assignments of Partnership Interests: The assignments of one hundred percent (100%) of the partnership interests in the Beneficiary described on
Schedule 1, which assignments shall be in the form of Schedule 4 attached hereto and shall be executed and delivered by all of the partners of such Beneficiary.

     Beneficiary: Each of the entities described as "Beneficiary" on Schedule 1 attached hereto.

     Business Assets: The assets of IBD, including, but not limited to, items described on Schedule 2 attached hereto and made a part hereof.

     Closing Date: The date which is three (3) business days following Company's written notice to Contributor that it has priced the IPO, provided, however, that if Closing has not occurred by July 31, 1997, Company may extend the Closing Date to the last day of August upon payment to Escrowee with such notice on or before July 31, 1997 of an additional $100,000.00 to be held as an additional Deposit, (iv) Company may extend the Closing Date to the last day of September with notice to Contributor and upon payment of an additional $100,000.00 to Escrowee on or before August 31, 1997, to be held as an additional Deposit, (v) Company may extend the Closing Date to the last day of October with notice of Contributor and upon payment to Escrowee of an additional $300,000.00 to be held as an additional Deposit on or before September 30, 1997,
(v) Company may extend the Closing Date to the last day of November with notice to Contributor and upon payment to Escrowee of an additional $300,000.00 to be held as an additional Deposit on or before October 31, 1997, and (vi) Company may extend the Closing Date to the last day of December with notice to Contributor and upon payment to Escrowee of an additional $300,000.00 to be held as an additional Deposit on or before November 30, 1997, or such earlier date as Company may designate by at least ten (10) days' prior notice to Contributor

     Contracts: All written or oral: (i) insurance, service, maintenance, operating, repair and other contracts and commitments (excluding the recorded documents evidencing the Permitted Title Exceptions) in any way relating to the Property or any part thereof which shall survive the closing hereunder; (ii) equipment leases located on the Property; and (iii) guaranties and warranties in effect with respect to the Property or any portion thereof, which shall survive the closing hereunder. A true, correct and complete list of the foregoing are attached as Exhibit D hereto.

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     Contribution Price:   $53,500,000.00, being the consideration payable by
the Partnership to Contributor for the contribution of the Property to the Partnership and all other covenants and warranties contained herein, as further described in Article 3.

     Deed:   Those certain Trustee's Deeds (in recordable form) delivered by the fee simple owners of any of the other Real Property to the Partnership, subject only to the permitted exceptions applicable to such Real Property.

     Deposit: The sum of $137,500.00, which shall be delivered by the Company to the Contributor within two (2) business days after this Agreement has been executed by all parties as non-refundable (except as otherwise provided in this
Agreement) earnest money subject to the terms of this Agreement.   The Deposit
shall also include additional deposits made to the Escrowee to extend the Closing Date as provided in this Agreement.

     Employee Benefit Plan: All written or oral employee benefit plans or programs, welfare benefits plans, retirement plans, excess benefit plans, plans maintained to provide workers' compensation or unemployment benefits and pay practices which Contributor has funded or been obligated to fund for its past or present employees, independent contractors or either of their beneficiaries or dependents.

     Environmental Laws:  As defined in Section 12.01(u).

     Environmental Study:  As defined in Section 11.01(f).

     Escrowee:   Chicago Title & Trust Company.

     Governmental Approvals: Certificates of occupancy, licenses, permits, authorizations and approvals required by law or by any Governmental Authority having jurisdiction thereover in respect of the Property, or any portion thereof, occupancy thereof, or any present use thereof.

     Government Authority: Any federal, state or local governmental body or agency having jurisdiction in respect of the Property, or any portion thereof, occupancy thereof, or any present use thereof.

     Hazardous Materials:  As defined in Section 12.01(u).

     IBD:   Industrial Building and Development Company, an Illinois
corporation.

     Intangible Personal Property: All logos, designs, tradenames, trademarks, service marks, copyrights and other intellectual property used by Contributor (excluding the name of "Industrial Building and Development Company" and its logo) in connection with the

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ownership and operation of the Property or any part thereof, together with the goodwill of the business appurtenant thereto.

     IPO: The initial public offering of the stock of Prime Group Realty Corp. as contemplated by Form S-11 Registration Statement, a draft copy of which has been delivered to Contributor, as same may be amended from time to time.

     Land Trust: Each of the entities described as "Land Trust" on Schedule 1 attached hereto.

     Leases: All leases and tenancies in the Real Property identified and described in Exhibit F.

     Legal Requirements: All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments and governmental authorities having jurisdiction of the Property (including, for purposes hereof, any local Board of Fire Underwriters), and the operation thereof.

     Libertyville Vacant Property: The real property legally described on Exhibit A-1 attached hereto.

     Licenses: All licenses, franchises, certifications, authorizations, approvals and permits issued or approved by any governmental authority and relating to the operation, ownership and maintenance of the Property or any part thereof, including elevator permits, machinery permits, business licenses, ingress and egress permits and the like, as identified and described in Exhibit E.

     Mortgages: Unless specifically set forth otherwise, collectively, the mortgages encumbering the Real Property described on Schedule 3 attached hereto, which are to be assumed by the Partnership and the mortgages described on
Schedule 3-A which are to be repaid by the Partnership.

     Option Property: The real property legally describe on Exhibit A-2 attached hereto.

     Partnership:  Prime Group Realty, L. P., a Delaware limited partnership.

     Permitted Title Exceptions: All of the items as listed and described on Exhibit C (including the Leases and the Mortgages described on Schedule 3); acts of Company; rights of persons claiming by, through or under Company; and any other matters which Company shall approve in writing.

     Personal Property: Any and all machinery, equipment, fixtures, furnishings, and other tangible personal property owned by Contributor situated in or upon or used in connection with the operation or maintenance of the Real Property or any part thereof and all replacements, additions or accessories thereto between the date hereof and the Closing Date, including the items identified and described on Exhibit B.

     Property: Collectively, the Real Property, the Personal Property, the Intangible Personal Property, the Business Assets, the Contracts, the Leases and the Licenses.

     Real Property: The Real Property legally described on Exhibit A, Exhibit A-1 and Exhibit A-2 together with all buildings and improvements thereon or therein (including all replacements or additions thereto between the date hereof and the Closing Date); to the extent owned by Contributor (and not a tenant under a Lease) all systems, facilities, fixtures, machinery, equipment and conduits to provide fire protection, security, heat, exhaust, ventilation, air conditioning, electrical power, light, plumbing, refrigeration, gas, sewer and water thereto (including all replacements or additions thereto between the date hereof and the Closing Date); all privileges, rights, easements, hereditaments, and appurtenances thereto belonging to Contributor; and all right, title and interest of Contributor in and to all streets, alleys, passages and other rights-of-way included therein or adjacent thereto (before or after the vacation thereof).

     Survey: Current as-built survey for the Real Property prepared by a surveyor licensed by the State of Illinois and certified to the Company, the Contributor, the Title Insurer and such other parties as Company shall designate to be prepared in accordance with the standards for Land Title Surveys of the American Land Title Association and the American Congress on Surveying and Mapping Class A survey, setting forth the legal description and street address of the Real Property and showing thereon all buildings and other improvements (including fences), the number of stories in such buildings, easements (visible or recorded), building lines, curb cuts, party walls (if any), the number and location of parking spaces, sewage, water, electricity, gas and other utility facilities (together with recording information concerning the documents creating any such easements and building lines to the extent recorded), roads and other rights-of-way and means of physical and record ingress and egress to and from the Real Property by public roads (including the dimensions of abutting streets) and the net (after deduction of land dedicated or used or subject to public easements for roads and highways) and gross area of the land included in the Real Property, and spotting improvements on adjoining property which are within five (5) feet of the property lines of the Real Property, and certifying whether any portion of the Real Property lies within a flood plain or wetlands area.

     Tangible Personal Property: All machinery, equipment, fixtures, furnishings, and other tangible personal property situated in or upon or used in connection with the operation or maintenance of the Real Property or any part thereof, and all replacements,

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additions or accessories thereto between the date hereof and the Closing Date, including the items identified and described on Exhibit B, but excluding personal property owned by IBD which are not Business Assets, if any, described on Schedule 2A or by tenants under the Leases and personal property demised by any equipment leases (if any) described on Exhibit F.

     Title Commitment: A separate commitment for an ALTA Form B Owner's Title Insurance Policy for each real property comprising the Real Property issued by the Title Insurer in the amount of the allocation of the Contribution Price as provided in Schedule 10 attached hereto, covering title to the Real Property on or after the date hereof, showing the respective owner of the Real Property in fee simple, subject only to the Permitted Title Exceptions, and other exceptions pertaining to liens or encumbrances of a definite or ascertainable amount (which in the aggregate do not exceed that portion of the Contribution Price payable to Contributor on the Closing Date) which may be removed by the payment of money at closing and which Contributor shall so remove, and providing for full extended coverage over all general title exceptions contained in such policies and the following special endorsements at the Company's sole cost and expense: Zoning Endorsement 3.1 (with parking); a contiguity endorsement; and such other endorsements as may be requested by the Company. Contributor shall cause Title Insurer to furnish a non-imputation endorsement and creditor's rights endorsement at Contributor's sole cost and expense.

     Title Insurer:   Chicago Title Insurance Company.


                                   ARTICLE 2

                            CONTRIBUTION AND RECEIPT

     2.01 Contribution. Subject to the conditions and on the terms contained in this Agreement:

          (a) (i) Contributor agrees to execute and deliver the Assignments of Partnership Interests, and the Partnership agrees to accept the Assignments of Partnership Interests in the partnerships described on Schedule 1, or (ii) Contributor agrees to execute and deliver Trustee's Deeds (in recordable form) and otherwise in the form required pursuant to this Agreement to the Partnership for the Real Property legally described on Exhibit A and as further described on
Schedule 1.

          (b) Partnership agrees to acquire from Contributor, and Contributor agrees to contribute to Partnership all of Contributor's right, title and interest in the Contracts (all of which Contracts shall be with third parties which are not affiliated with any party comprising Contributor and shall be at market rates or better), the Leases, Intangible Personal Property and Licenses relating to the Real Property described on Exhibit A.

          (c) Partnership agrees to acquire from Contributor, and Contributor agrees to contribute to Partnership the Personal Property relating to the Real Property described on Exhibit A by good and sufficient bill of sale containing full warranties of title free and clear of liens, claims, encumbrances and restrictions of every kind and description except the Permitted Title Exceptions to the extent applicable thereto.


                                   ARTICLE 3

                               CONTRIBUTION PRICE

     3.01 Contribution Price. The total gross fair market value attributable to the Property (excluding the Real Property described on Exhibit A-1 and Exhibit A-2 which are covered by the agreements attached hereto as Exhibit K and Exhibit
L) contributed by Contributor to the Partnership for such Property shall be Fifty-Three Million Five Hundred Thousand and No/100 Dollars ($53,500,000.00).

     3.02 Consideration Received by Contributor. Provided that all conditions precedent to the Partnership's and Contributor's obligations to close as set forth in this Agreement have been satisfied and fulfilled or waived in writing by the parties hereto, the Partnership shall at Closing: (i) accept a contribution of the Property subject to the Mortgages encumbering the Real Property described on Schedule 3 attached hereto, which are to be assumed by the Partnership and the Mortgages described on Schedule 3-A which are to be repaid by the Partnership within one (1) business day of the IPO (as herein defined);
(ii) pay the sum of up to Five Hundred Thousand and No/100 Dollars ($500,000.00) to IBD as a broker's commission and such other amounts required by Contributor to pay the Closing expenses of Contributor in cash and to pay any amount required to buy out limited partners in Sky Harbor Associates, and to pay an amount not to exceed $300,000.00 to buy out HR Trust and Edward E. Johnson, limited partners in The Grandvillle Road Property Limited Partnership (as designated in writing by Contributor within a reasonable time prior to Closing); plus (ii) admit the Contributor or the partners of the Contributor (as the case may be) as a partner in the Partnership as evidenced by limited partnership interests in the Partnership (the "OP Units") which shall have a net fair market value equal to the balance of the Contribution Price (after deducting items (i) and (ii) above, and after deducting that portion, if any, of the initial Deposit of $137,500.00 which exceeds the prepayment fee payable to General American Insurance pursuant to the payoff letter described in Section 15.02(xv), plus or minus prorations and other adjustments required under this Agreement) shall be paid in OP Units (the "OP Portion").

For purposes of determining the number of OP Units to be delivered in satisfaction of the OP Portion of the Contribution Price, the OP Units shall be valued at the IPO price.

     3.03 Delivery of Units. The Partnership's sole general partner will be Prime Group Realty Corp., a Delaware corporation (the "REIT"). Currently, the REIT is a private corporation that shall become a public entity through an initial public offering of securities (the "IPO") which IPO the Partnership expects shall occur on or before December 31, 1997. Provided that the REIT does, in fact, consummate the IPO, the following shall be applicable: (i) the Partnership shall provide Contributor with reasonable advance written notice (the "Registration Notice") of the REIT's intent to file its initial S-11 Registration Statement (the "Initial S-11 Statement") with the Securities and Exchange Commission (the "SEC"). Promptly upon filing, the Initial S-11 Statement with the SEC, the Partnership shall furnish a copy of the Initial S-11 Statement to Contributor. In the event that the REIT fails to file its initial S-11 Statement with the SEC on or before the ninetieth (90th) day following the date this Agreement is executed by all parties ("Initial Filing Date"), Contributor may terminate this Agreement by written notice to the Partnership delivered within three (3) business days after the Initial Filing Date ("Contributor's Termination Notice"). Upon delivery of the Contributor's Termination Notice this Agreement shall automatically terminate, and neither the Partnership nor the Contributor shall have any further liability to one another with respect to this Agreement and the Property, except as otherwise specifically provided in this Agreement; (ii) the Partnership shall satisfy this OP Portion of the Contribution Price by delivery to Contributor at Closing of the "OP Units," which OP Units shall be convertible or exchangeable into shares of common stock of the REIT, which shares shall be registered and freely tradeable on the New York Stock Exchange on a one-for-one basis. The Contributor or the partners of the Contributor shall have voting and all other rights as all other limited partners in the Partnership and shall entitle the Contributor or the partners of the Contributor to its share of all distributions in the Partnership which shall be based upon the ratio of OP Units held by the Contributor or the partners of Contributor to all OP Units held by all partners of the Partnership; and (iii) the Contributor or its assigns shall not be restricted from selling its OP Units or shares in the REIT for a period in excess of one (1) year following the Closing Date.

     Notwithstanding any of the terms hereof (or the interpretation of any terms hereof), no Contributor or partners of the Contributor shall receive any cash payments in connection with its contribution to the Partnership, and any provisions which in any way describe a payment of cash or consideration other than OP Units shall be interpreted as reducing the number of OP Units the Contributor or partners of the Contributor thereof are to receive. Any cash actually paid by the Partnership to the Contributors shall be paid directly to IBD or its designee; provided, however, any Deposit in excess of the initial Deposit of $137,500.00 shall be proportioned among the Contributors based on the ratio set forth in Schedule 10 hereof.

     3.04 The Exchange.  The parties acknowledge that Contributor intends that the delivery of the OP Units to Contributor will constitute a transfer of an interest in the Property in exchange (the "Exchange") for OP Units in the Partnership that will qualify as a contribution pursuant to Section 721 of the Internal Revenue Code of 1986, as amended. Subject to applicable laws and regulations, the Partnership shall cooperate in all reasonable respects with
Contributor to effectuate such exchange; provided, however, that:   (i) the
Closing shall not be extended or delayed by reason of such Exchange unless the Partnership has breached its obligations to Contributor under this Agreement; or
(ii) from and after the Closing Date, the Partnership agrees that neither the Partnership or the REIT will take any tax return or financial statement reporting position that is contrary to this Article 3.

     3.05 Partnership Representations and Warranties. The Partnership hereby represents and warrants to Contributor and will represent and warrant to the Contributor on the date of the IPO and the truth of each said representation and warranty shall be a condition precedent of Contributor's obligations hereunder as follows:

          (a) The Partnership will elect the "traditional method" set forth in Treasury Regulation Section 1.704-3(b) (absent a Final Determination to the contrary) to allocate tax attributes related to the Property as "Section 704(c) Property" (as such term is defined in Treasury Regulation Section 1.704-3(a)(3)) or which are in any other way governed by the provisions of Section 704(c) of the Internal Revenue Code of 1986, as amended ("Section 704(c) allocations") or any successor section thereto.

          (b) Contributor and its successors and assigns shall be able to freely encumber, assign or pledge its OP Units or shares of stock in the REIT immediately upon the IPO.

          (c) The shares of the REIT shall be traded on the New York Stock Exchange.

          (d) Contributors will be allocated at the time of Closing, no less than $20.6 million of non-recourse indebtedness for purposes of Section 752, with such figure evidenced by a schedule prepared using the same methodology as Exhibit M, with the amount apportioned under Treasury Regulation Section 1.752-3(a)(3) determined using the "Indemnity Debt Allocation Method," as such term is defined in the Tax Indemnification Agreement attached hereto as Exhibit I.

          (e) The partnership agreement of the Partnership will provide that commencing on or after the date that is one (1) year after the IPO, that upon the request of a limited or general partner of Sky Harbor Associates, that Partnership will admit said partner as a partner in the Partnership in order to allow said partner to convert their newly

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received OP Units to registered and freely tradeable shares in the REIT (which shares shall be tradeable on the New York Stock Exchange, as will all other shares convertible into shares of the REIT).

          (f) Edward E. Johnson and Richard S. Homer, as the trustee of the HR Trust, at their election, within 10 days before pricing of the IPO, may exchange their interests in The Grandville Road Property Limited Partnership for limited partnership interests in the Partnership.

          (g) The Employment Agreements between the Partnership and Richard Curto and the other officers of the Partnership shall contain the same indemnification provisions contained in Sections 14 and 15 of the employment agreements between (a) Edward S. Hadesman and the Partnership and (b) Tucker B. Magid and the Partnership.

                                   ARTICLE 4

                                    SURVEY

     4.01 Survey. Promptly after execution of this Agreement, Company shall order the Survey and deliver a copy to Contributor. Company shall obtain the Survey, and Contributor shall reimburse Company for the cost of the Survey at Closing. The Survey shall show no encroachments onto the Real Property from any adjacent property, no encroachments by or from the Real Property onto any adjacent property and no violation of or encroachments upon any recorded building lines, restrictions or easements affecting the Real Property. If the Survey is dated more than ninety (90) days prior to the Closing Date, Contributor shall furnish at closing a certificate of the surveyor to Company, the Title Insurer and such other parties as Company shall designate dated within ninety (90) days prior to closing certifying that there have been no changes or additions to the Property since the date of the Survey.


                                   ARTICLE 5

                              TITLE AND SEARCHES

     5.01 Title. Promptly after execution of this Agreement, Company shall order and deliver a copy to Contributor the Title Commitment. Company shall obtain the Title Commitment, and Contributor shall reimburse Company for the cost of the Title Policy at Closing. On the Closing Date, Contributor shall cause the Title Insurer to issue an owner's title insurance policy or prepaid "marked up" commitment therefor pursuant to and in accordance with the Title Commitment insuring fee simple title to the Real Property in the

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Company as of the Closing Date, subject only to the Permitted Title Exceptions and such other exceptions as Company may approve.

     5.02 Searches. Promptly after execution of this Agreement, Company shall order (and deliver a copy of same to Contributor) searches of the records of the Recorder of Deeds of the County in which the real property comprising the Real Property is located; the Secretary of State of Illinois and the U. S. District Court for the Northern District of Illinois confirming the absence of security interests, judgments, tax liens and bankruptcy proceedings which affect or could affect Contributor or the Property or any interest therein to be transferred to Company pursuant to this Agreement (other than Permitted Title Exceptions [collectively, the "Initial UCC Searches"]). Contributor shall reimburse Company for the cost of one set of initial searches at Closing. Said searches shall be updated at Company's sole cost and expense as of the Closing Date confirming the absence of such security interests, judgments, tax liens or bankruptcy proceedings.

     5.03 Defects and Cures.  The items described in Sections 4.01, 5.01 and
5.02 are collectively referred to as the "Title Evidence." If the Title Evidence discloses unpermitted claims, liens, exceptions, conditions or other items unacceptable to the Company (the "Defects"), the Company shall so notify Contributor in writing within the later to occur of: (I) the date which is the last day of the due diligence period, and (ii) August 14, 1997 (failure to do so shall be deemed approval of the Title Evidence by the Company), and said Defects shall, as a condition precedent to Closing, be cured and removed by Contributor from the Title Evidence prior to Closing, or within thirty (30) days after delivery by the Company to Contributor of notice that a Defect exists, whichever date is earlier. If Contributor fails to so cure all Defects, or if Contributor fails to cause all Defects to be insured over by the Title Insurer in a manner satisfactory to the Company, then the Company may: (1) terminate this Agreement by written notice to the Contributor given within ten (10) days after expiration of the cure period, in which event the Deposit shall be returned to Company and neither party shall have any further liability to the other hereunder except as otherwise provided herein; or (2) proceed to close by deducting from the OP Units otherwise due at Closing or escrowing with the Title Insurer the amount necessary (but only to the extent that such Defects are liens or encumbrances of an ascertainable money amount which can be endorsed over by the Title Insurer by the escrowing of an ascertainable amount) to cause the Title Insurer to insure and/or endorse over such Defects in a manner satisfactory to Company.

                                   ARTICLE 6

                   POSSESSION, PRORATIONS AND CLOSING COSTS

     6.01 Possession. Sole and exclusive possession of the Property, subject to the rights of tenants in possession (as tenants only) pursuant to the Leases shall be delivered to Company on the Closing Date.

     6.02 Prorations. Current rents based upon scheduled rents per the Leases, security deposits, if any (and any interest thereon, if any) and advance rentals under the Leases; unused decorating allowances under the Leases; expenditures required (under the Leases) to complete any tenant improvement work required of the landlord under the Leases and incomplete on the Closing Date; Interest on the Mortgages to be assumed by Company described on Schedule 3 and real estate tax and insurance impounds (if any) held by the holder of the Mortgages to be assumed by Company described on Schedule 3 will be assigned to Company and Contributor will receive a credit at Closing for same; special and general real estate taxes and other ad valorem taxes and assessments for the Property will not be prorated, however, at Closing, Contributor shall assign to Purchaser any and all monies being held for such real estate taxes and assessments with respect to any tenants under the Leases which are paying monthly escrows to the Contributor, state or city taxes, fees, charges and assessments affecting the Property; utility charges and deposits; fuels; and all other items of accrued or prepaid income and expenses customarily prorated on the transfer of industrial properties in the Chicago, Illinois area shall be prorated on an accrual basis as of the Closing Date on the basis of the most recent ascertainable amounts of or other reliable information in respect to each such item of income and expense, and the net credit to Company or Contributor shall increase or decrease (as the case may be) the Contribution Price payable on the Closing Date. Real estate taxes for the properties described on Schedule 5 attached hereto and made a part hereof shall not be prorated since the tenants in occupancy are paying such real estate taxes. Following closing, Company shall pay to Contributor all rents which Company shall collect which are specifically allocated to periods preceding the Closing Date, except that all such rents collected by Company shall first be applied to satisfy all current rents due Company, and Contributor shall pay to Company all rents received by Contributor from any tenant of the Property before or after the Closing Date which are attributable to periods succeeding the Closing Date. As of the Closing Date, the parties hereto agree that there will be no proration with respect to any delinquent rents. In addition and in lieu of a proration credit, on the Closing Date, Contributor shall assign to Company any and all monies being held for real estate taxes with respect to any tenants under the Leases which are paying monthly escrows to the Contributor. Contributor agrees to cooperate at no cost to Contributor with Company in the preparation of the financial statements and other financial data respecting the ownership and operation of the Property for calendar year 1996 (if such statements have not been completed by the Closing Date) and subsequent periods for which such statements and data must be prepared in order to compute, charge and prorate any tenant items. As soon as reasonably possible after the preparation of the aforesaid financial statements and data, Company will render statements for the tenant items to the tenants of the Real Property under their respective Leases. From time to time as Company receives payment of the tenant items from the tenants, Company will promptly remit to Contributor that portion of the tenant items allocable to the Property prior to the Closing Date.

     6.03 Closing Costs. At Closing, Contributor shall pay all charges customarily attributable to sellers of Real Property, including, without limitation, all title charges and premiums for the base title policy, extended coverage and comprehensive endorsement no. 1, creditors rights endorsement and non-imputation endorsement, survey charges and fees for the Initial UCC Searches required by Section 5.02, and all state and county transfer taxes. Company shall pay charges customarily attributable to purchasers, including, without limitation, all recordation, title insurance and money lender's escrow charges and other costs incurred in connection with any mortgage loans obtained by Company. Company shall also pay an amount not to exceed one percent (1%) of the outstanding balance of the Mortgages described on Schedule 3 imposed by the holders of the Mortgages described on Schedule 3 in connection with the assumption of such Mortgages, the charges for title endorsements requested by Company other than those described above which Contributor has agreed to pay and the cost of final UCC Searches required by the Company under Section 5.02. Any municipal transfer tax shall be paid by the party on whom the ordinance imposes responsibility for payment unless the ordinance does not specify the party responsible for payment, in which case such tax shall be paid by Contributor. The parties shall each be solely responsible for the fees and disbursements of their respective counsel and other professional advisers. Contributor and Company agree to split equally the cost of any escrows required under this Agreement.


                                   ARTICLE 7

                                    ESCROW

     7.01 Escrow. Within five (5) days following the date on which the conditions precedent set forth in Article XIV have been satisfied or waived, the parties, through their respective attorneys, shall establish an escrow with the Escrowee through which the transaction contemplated hereby shall be closed.
Upon opening of said escrow, Company shall cause the Deposits (other than the initial Deposit of $137,500.00) to be deposited in said escrow. The escrow instructions shall be in the form customarily used by the Escrowee with such special provisions added thereto as may be required to conform to the provisions of this Agreement, including provisions with respect to a related money lender's escrow from which all or any part of the Contribution Price may be paid. Said escrow shall be auxiliary to this Agreement, and this Agreement shall not be merged into nor in any manner superseded by said escrow. The escrow costs and fees shall be equally divided between Company and Contributor. If required by applicable law, the Escrowee shall file with the Internal Revenue Service the information return (Form 1099B) required by Section 6045(e) of the Internal Revenue Code and any regulations issued pursuant thereto. Contributor shall be responsible to give to the Escrowee such information of the Contributor that the Escrowee needs in order to complete such form.


                                   ARTICLE 8

                                   BROKERAGE

     8.01 Brokerage. Contributor and Company hereby represent and warrant to the other that it has not dealt with any broker or finder in respect to the transaction contemplated hereby except for Samuel Sax, whose commission shall be paid if Closing occurs: fifty percent (50%) by Contributor from the Contribution Price (not to exceed $100,000.00) and fifty percent (50%) by Company (not to exceed $100,000.00) at Closing; and Contributor hereby agrees to indemnify Company for any claim for brokerage commission or finder's fee asserted by a person, firm or corporation other than Samuel Sax claiming to have been engaged by Contributor. Company hereby agrees to indemnify Contributor for any claim for brokerage commission or finder's fee asserted by a person, firm or corporation other than Samuel Sax claiming to have been engaged by Company.


                                   ARTICLE 9

                             DESTRUCTION OR DAMAGE

     9.01 Destruction or Damage. If, subsequent to the date hereof and prior to the Closing Date, all or any portion which will cost less than $500,000.00 to repair or restore (in the reasonable judgment of Company or its lenders, if any) the Property, and provided no leases are terminated by tenants as a result of such event, the Company shall close and take the Property as diminished by such events, and Contributor shall assign and/or to pay the Company at Closing all insurance proceeds collected or claimed with respect to said loss or damage, plus any deductible or self-insured amount. If, subsequent to the date hereof and prior to the Closing Date, all or any portion which will cost more than $500,000.00 to repair or restore (in the reasonable judgment of Company and Contributor) the Property or in the event any of the Leases may be terminated as a result of such event, or if any one or more improved parcels of the Property shall be entirely destroyed or damaged by one or more incidents of vandalism, fire and/or other casualty, whether or not covered by insurance, Contributor shall immediately give Company notice of such occurrence, and Company may, within fifteen (15) days after receipt of such notice, elect to (a) terminate this Agreement as to all properties comprising the Property if the cost to repair the damage or destruction exceeds $20,000,000.00; otherwise, to terminate this Agreement only as to such properties which have been damaged or destroyed, in which event, in the case of such termination as to all Properties, the Deposit (less $137,500.00, which sum shall be retained by Contributor), and any earnings thereon, shall be returned forthwith to Company, all obligations of the parties hereunder shall cease and this Agreement shall have no further force and effect, and in the case of termination as to such Property which has been damaged or destroyed, the Purchase Price shall be reduced by the amount allocated to such property on
Schedule 10 and the parties shall make any other adjustments as agreed upon, or
(b) close the transaction contemplated hereby as scheduled (except that if the Closing Date is less than fifteen (15) days following Company's receipt of such notice, closing shall be delayed until Company makes such election), in which event Company shall have the right to participate in the adjustment and settlement of any insurance claim relating to said damage, and Contributor shall assign and/or pay to Company at closing all insurance proceeds collected or claimed with respect to said loss or damage plus any deductible or self-insured amount.


                                  ARTICLE 10

                                 CONDEMNATION

     10.01 Condemnation. If, subsequent to the date hereof and prior to the Closing Date, any proceeding, judicial, administrative or otherwise, which shall relate to the proposed taking of all or any substantial portion of the Real Property by condemnation or eminent domain or any action in the nature of eminent domain, or the taking or closing of any right of access to the Real Property, is instituted or commenced, Company shall have the right and option to terminate this Agreement as to all properties comprising the Property if the cost to restore the Property exceeds $20,000,000.00; otherwise, to terminate this Agreement only as to such properties which have been taken or condemned by giving Contributor written notice to such effect within ten (10) days after actual receipt of written notification of any such occurrence or occurrences. Failure to give such notice within such time shall be conclusive evidence that Company has waived the option to terminate by reason of the occurrence or occurrences of which it has received notice, and Company shall be credited with or be assigned all Contributor's right to any proceeds therefrom. Contributor hereby agrees to furnish Company written notification in respect to any such proceedings within five (5) days of Contributor's receipt of any such written notification or commencement of the institution of such proceedings. Should Company be entitled to elect to so terminate this Agreement and does, in fact, so terminate this Agreement, in the case of such termination as to all Properties the Deposit (less

$137,500.00, which sum shall be retained by Contributor), and any earnings thereon, shall be returned forthwith to Company, and the parties hereto shall be released from any and all further obligations hereunder, and in the case of termination as to such Property which has been taken or condemned, the Purchase Price shall be reduced by the amount allocated to such property on Schedule 10, and the parties shall make any other adjustments as agreed upon. If the Closing Date is less than ten (10) days following the last day on which Company is entitled to elect to terminate this Agreement, then the closing shall be delayed until Company makes such election. Notwithstanding the foregoing, if such proceeding by way of condemnation or eminent domain shall be "insubstantial" Company shall not have the right to terminate this Agreement but shall be credited with or be assigned all Contributor's right to any proceeds therefrom. An "insubstantial" proceeding shall be one which (i) does not relate to the taking or closing of any right of access to the Real Property, (ii) affects only the perimeter of the Real Property and does not involve more than the equivalent of $500,000.00 in value, (iii) does not give rise to the right to cause an acceleration of the loan secured by the Mortgages, (iv) does not involve any relocation of utility facilities serving the Real Property (providing this latter condition shall be deemed deleted if Contributor shall agree to pay any cost of relocation of any of the same and may use such part of the proceeds of the award allocable thereto for such purpose), and (v) does not give rise to a right to terminate any of the Leases by tenant.


                                  ARTICLE 11

                     AFFIRMATIVE COVENANTS OF CONTRIBUTOR

     11.01 Affirmative Covenants of Contributor.

          (a) Contributor, at Contributor's sole cost and expense, shall maintain or cause to be maintained the Property as required by the terms of the Leases, and shall keep and perform or cause to be performed all obligations of the Property owner or its agents under the Contracts and Licenses and under the Legal Requirements, and all obligations of the holder of the Mortgages described on Schedule 3 to and including the Closing Date or termination of this Agreement. Subject to closing and Sections 9.01 and 10.01 hereof, on the Closing Date, Contributor shall tender possession of the Property to Company in the same condition the Property was in on the date hereof, except for ordinary wear and tear, casualty loss and condemnation (provided Company shall not have elected to terminate this Agreement pursuant to Sections 9.01 or 10.01 as a result of such casualty loss or condemnation). Notwithstanding anything contained herein to the contrary, in the event that Contributor receives written notice from any Governmental Authority after the date hereof, but prior to the Closing that the Property is not in compliance (the "Violation") with applicable municipal and other governmental laws, ordinances, regulations, codes, licenses, permits and authorizations, Contributor shall provide written notice to the Company of such event. In addition, Contributor shall have the affirmative obligation to cure said Violation(s) prior to the Closing, provided, that the cost to cure such Violation(s) do not exceed Seventy-Five Thousand and No/100 Dollars ($75,000.00) (the "Cure Limitation"). If the cost to cure the Violation(s) shall exceed the Cure Limitation and Contributor provides written notice to the Company that it does not intend to pay amounts in excess of the Cure Limitation, then in such event, the Company may elect (i) to terminate this Agreement whereupon the entire Deposit shall be returned to Company and this Agreement shall be null and void and except as otherwise expressly provided in this Agreement, neither party shall have any further liability to the other under this Agreement; or (ii) to take title to the Property subject to the Violation(s), in which event Contributor will provide Company with a credit against the Contribution Price due at the Closing in the amount of the Cure Limitation.

          (b) From the date of Contributor's acceptance hereof to the Closing Date, Contributor shall maintain or cause to be maintained in full force and effect liability, casualty and other insurance upon and with respect to the Property against such hazards and in such amounts as shall be required by the Mortgages.

          (c) From the date of Contributor's acceptance hereof to the Closing Date or earlier termination of this Agreement, Contributor shall operate and maintain the Property in the same manner as it has been operated and maintained heretofore, provided that during said period, without the prior written consent of Company, Contributor shall not do, suffer or permit, or agree to do, any of the following:

               (i) Enter into any other transaction with respect to or affecting the Property which would survive the Closing, except for seasonal or other arms length contracts with third parties in the ordinary course of Contributor's business;

               (ii) Except as otherwise provided in the Libertyville Business Park Agreement (and subject to the conditions set forth therein), sell (other than transfers of partnership interests in entities comprising Contributor to or among Edward Hadesman and his wife and children or trusts of any of said individuals or Tucker Magid), encumber or grant any interest in the Property or any part thereof in any form or manner whatsoever or allow any general partner of Beneficiary to pledge his equity interests in any Beneficiary, or otherwise perform or permit any act which will diminish or otherwise affect Company's interest under this Agreement or in or to the Property or which will prevent Contributor's full performance of its obligations hereunder;

               (iii) Enter into, amend, waive any rights under, terminate or extend any Contract (other than seasonal contracts or other arms length contracts with third parties in the ordinary course of Contributor's business) which may be terminated on no more than thirty (30) days' notice or any of the Leases.

               (iv) Amend or waive any rights, or suffer or permit a default to occur, under the Mortgages except for defaults attributable to the borrower's failure to pay the loan by a maturity date which occurs prior to Closing (and in connection with any such loan having a maturity date prior to Closing Seller shall utilize its best efforts to extend the maturity date of such loan to 12/31/97), except in connection with obtaining an agreement relating to prepayment of the Mortgages described on Schedule 3A; or

               (v) Remove from the Property any of the fixtures thereon or any of the Personal Property, unless such fixtures and Personal Property are replaced with like-kind fixtures and personal property.

          (d) From the date of Contributor's acceptance hereof to the Closing Date, Contributor shall permit representatives, agents, employees, lenders, contractors, appraisers, architects and engineers designated by Company access to and entry upon the Real Property and the improvements thereon to examine, inspect, measure and test the Property; provided, however, such entry shall be upon written notice and during business hours and shall be subject to the rights of the tenants under the Leases. Company shall furnish to Contributor certificates of insurance naming Contributor as an additional insured and otherwise reasonably satisfactory to Contributor from Company's environmental consultants and engineer, and Company shall indemnify and hold Contributor harmless from and against any and all cost, liability or expenses incurred by Contributor as a result of injury or damage to the Property caused by such access and entry and testing.

          (e) Contributor shall deliver to Company (or make available to the Company at the offices of IBD as provided below) not later than five (5) days following Contributor's acceptance of this Agreement true, correct and complete copies of the following:

               (i) All Licenses, Contracts and Leases in Contributor's possession or control, and all documents evidencing and securing the indebtedness described in the Mortgages described on Schedule 3 and 3A;

               (ii) Copies of all existing title policies or reports, surveys, environmental reports, appraisals and physical inspection or engineering reports in Contributor's possession or control;

               (iii) The most recent real estate tax bills pertaining to the Real Property;

               (iv) Make available to Company to the extent in Contributor's possession or control, as-built plans and specifications for the improvements on the Property including the plans and specifications for and a description of all existing renovations to the Property;

               (v) Make available to Company to the extent in Contributor's possession or control, as-built drawings of underground utilities (including gas, sewer, water, telephone and electrical service cables) located under the Property, if available;

               (vi) Make available to Company to the extent in Contributor's possession or control, all essential data, correspondence, documents, agreements, waivers, notices, applications and other records with respect to the Property (including, without limitation, any records relating to transactions with taxing authorities, governmental agencies, utilities, mortgagees, and others with whom Company may be dealing subsequent to closing); and

               (vii) All Exhibits not attached hereto but delivered in accordance with Section 18.08 below; and

               (viii) All items described on Schedule 6 attached hereto and made a part hereof.

          (f) Company may order an environmental report to be conducted by an environmental engineering firm selected by Company (the "Environmental Study") at any time from the date of Contributor's acceptance hereof to the Closing Date. Company shall pay all costs of the Environmental Study, if any, and Contributor agrees to cooperate with Company, or its agents, in arranging for and conducting the Environmental Study and the Company shall provide copies of such Environmental Study to Contributor. Notwithstanding the foregoing, Contributor agrees to pay up to $5,000.00 of the cost of further investigation costs associated with the property located at 1200 Northwestern/3818 Grandville, Gurnee, Illinois ("Grandville property") within five (5) days after receipt of an invoice for same.

          (g) Contributor shall notify Company promptly if Contributor becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations and warranties of Contributor contained in
Section 12.01 not true in any material respect.

          (h) Contributor agrees to notify Company if any of the employees listed on Exhibit H leave prior to the Closing Date, and if any of such employees leave, Contributor may replace such employees; provided the salary and other benefits for such new employees do not exceed the salary and other benefits for the employees who terminated their employment. Contributor agrees to provide written notice to the Company of any hiring of replacement employees.


                                  ARTICLE 12

                 REPRESENTATIONS AND WARRANTIES OF Contributor

     12.01 Representations and Warranties of Contributor.  To induce
Company to execute, deliver and perform this Agreement, Contributor hereby represents and warrants to Company on and as of the date hereof and on and as of the Closing Date to the extent same are true, and to the extent not true, then describing the circumstances or manner in which such representations and warranties are not true. (Contributor hereby agrees to give Company written notice of any information which makes any representation or warranty untrue within three (3) business days of obtaining such information as follows with respect to the respective portions of the Property owned by it (and disclosure of such information shall not be deemed a breach of a representation or warranty by Contributor or default by Contributor under this Agreement in the absence of willful or intentional acts or omissions or gross negligence by Contributor):

          (a) To the best of such Contributor's knowledge, all representations and warranties of Contributor appearing in other Sections of this Agreement are true and correct in all material respects.

          (b) Each Beneficiary and IBD is duly organized and in good standing under the laws of the State of Illinois, and is duly qualified to do business in the State of Illinois.

          (c) Subject to obtaining consent of the holders of the Mortgages described in Schedule 3 to the assumption and the consent of the holders of the Mortgages described in Schedule 3A, each Beneficiary of Contributor and IBD has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by such party pursuant hereto, and all required action and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of such party are and shall be duly authorized to sign the same on such party's behalf and to bind such party thereto. This Agreement and all documents to be executed pursuant hereto by such party are and shall be binding upon and enforceable against such party in accordance with their respective terms, and the transaction contemplated hereby will not result in a breach of or constitute a default or permit acceleration of maturity under any mortgage, deed of trust, loan agreement or other agreement (other than the Mortgages) to which Contributor or the Property is subject or by which Contributor or the Property is bound.

          (d) To the best of such Contributor's knowledge, the information included in the Exhibits hereto and the documents to be delivered to Company pursuant to Section 11.01(e) is true, correct and complete in all material respects, and the same shall not omit any material information.

          (e) To the best of such Contributor's knowledge, Exhibit D includes a true, correct and complete listing of all Contracts and amendments and modifications thereof. To the best of such Contributor's knowledge, there are no defaults under any of the Contracts, and the Contracts are in full force and effect.

          (f) To the best of such Contributor's knowledge, Exhibit E is an accurate description of each of the Licenses, as amended and in effect. Each of the Licenses is in full force and effect, and neither such Contributor nor any agent or employee of Contributor has received written notice of any intention on the part of the issuing authority to cancel, suspend or modify any of the Licenses or to take any action or institute any proceedings to effect such a cancellation, suspension or modification.

          (g) Exhibit F is a true, correct and complete listing of all of the Leases. Except as provided in the Leases, none of the Leases contain any option or right of first refusal to purchase any property demised thereby, to extend the Lease term, to lease additional space, to cancel or terminate the Lease prior to the end of its term, or any other extraordinary provisions. To the best of such Contributor's knowledge, (1) all tenants have accepted and are occupying the respective leased premises described in such Leases; (2) all Leases are in full force and effect, and no rights or interests of the landlord thereunder have been waived or released; (3) all of landlord's obligations under the Leases including the obligation to finish or refinish space to the specifications provided in the Leases, have been satisfied; (4) neither the landlord nor any tenant is in default under any Lease; and (5) such Contributor has not received written notice of any circumstances affecting the financial condition of any tenant of the Property, or otherwise, which would prevent such tenant from fulfilling and complying with the obligations under its Lease.

          (h) To the best of such Contributor's knowledge, the information to be furnished by Contributor on which the computation of prorations is based shall be true, correct and complete in all material respects.

          (i) Each Land Trust owner of a portion of the Property owns fee simple title to its respective portion of the Real Property described on
Schedule 1 free and clear of liens, encumbrances, options and restrictions of every kind and description, except the Permitted Title Exceptions.

          (j) Each Beneficiary has good and marketable title to the respective portion of the Personal Property owned by it and each item thereof free and clear of liens, security interests, encumbrances, leases and restrictions of every kind and description, except the Permitted Title Exceptions.

          (k) The interest of Contributor in the Contracts, the Leases and Licenses is free and clear of all encumbrances and has not been assigned to any other person, except as reflected in the Permitted Title Exceptions.

          (l) Except for Contributor and tenants in possession under the Leases (and subleases with respect to 306-310 Era Drive), there are no persons in possession or occupancy of the Real Property or any part thereof, nor are there any persons who have possessory rights in respect to the Real Property or any part thereof.

          (m) To the best of such Contributor's knowledge, the improvements on the Real Property have been constructed and are presently used and operated in compliance with all Licenses and all Legal Requirements, and with all covenants, easements and restrictions affecting the Property, and all obligations of such Contributor or the Property with regard to the Legal Requirements, covenants, easements and restrictions have been and are being performed in a proper and timely manner.

          (n) To the best of such Contributor's knowledge, such Contributor has not received any written notice from any tenant or Governmental Authority that any of the improvements on the Real Property are not structurally sound and weather-tight, nor that any of said improvements, the fixtures therein or thereon and the Personal Property are not in good condition and working order.

          (o) To the best of such Contributor's knowledge, there are no claims, causes of action or other litigation or proceedings pending and no written notice of any threatened proceeding with respect to the ownership or operation of the Property or any part thereof (including disputes with the holder of the Mortgages described on Schedule 3 or any other mortgagees, Governmental Authority, utilities, contractors or adjoining land owners) except possible claims for workers' compensation, personal injury or property damage which are fully insured and as to which the insurer has accepted defense.

          (p) Such Contributor has not received any written notice of any violations of any Legal Requirements with respect to the Property which have not been corrected.

          (q) To the best of such Contributor's knowledge, such Contributor has not received any written notice that there is any existing, pending, contemplated, threatened or anticipated (i) condemnation of any part of the Real Property, (ii) widening, change of grade (except for possible change in grade in vacant property adjacent to 306-310 Era Drive, Northbrook) or limitation on use of streets abutting the Real Property, (iii) special tax or assessment to be levied against the Real Property, or (iv) change in the zoning classification of the Real Property.

          (r) To the best of such Contributor's knowledge, such Contributor has not received any written notice from any insurance carrier that there are defects or inadequacies in the Property which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums therefor or create or be likely to create a hazard, excessive maintenance cost or material operating deficiencies.

          (s) Such Contributor has not received any written notice from any tenant or Governmental Authority that all water, sewer, gas, electric, telephone and drainage facilities and all other utilities and public or quasi-public improvements upon or adjacent to the Real Property required by law or for the normal operation of the Property are not installed, are not connected under valid permits, are not in good working order, are not adequate to service the Property and are not fully paid for.

          (t) To the best of such Contributor's knowledge, such Contributor has obtained all licenses, permits, easements and rights-of-way, including proof of dedication, required from a Governmental Authority having jurisdiction over the Property or from private parties to make use of utilities serving the Property and to insure ingress and egress to and from the Property.

          (u) To the best of such Contributor's knowledge, and other than as disclosed in the Phase I Environmental Reports for 455 Academy and for Grandville property prepared by Carlson Engineering, during Contributor's ownership of the Property, (i) no Hazardous Materials (as defined below) have been located on the Property or have been released into the environment, or discharged, placed or disposed of at, on or under the Property; (ii) no underground storage tanks have been located on the Property; (iii) the Property has not been used as a dump for waste material during its ownership; and (iv) such Contributor has not received any written notice from any Governmental Authority or Tenant that the Property and its prior uses does not comply with and at all times have complied with, any applicable governmental law, regulation or requirement relating to environmental and occupational health and safety matters and Hazardous Materials.

          The term "Hazardous Materials" shall mean any substance, material, waste, gas or particulate matter which is regulated by any local governmental authority, the State of Illinois, or the United States Government, including, but not limited to, any material or substance which is (i) defined as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," or "restricted hazardous waste" under any provision of Illinois law, (ii) petroleum, (iii) asbestos, (iv) polychlorinated biphenyl, (v) radioactive material, (vi) designated as a "hazardous substance" pursuant to
Section 311 of the Clean Water Act, 33 U.S.C. (S) 1251 et seq. (33 U.S.C. (S)
1317), (vii) defined as a

"hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq. (42 U.S.C. (S) 6903), or (viii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9601 et seq. (42 U.S.C. (S) 9601). The term "Environmental Laws" shall mean all statutes specifically described in the foregoing sentence and all federal, state and local environmental health and safety statutes, ordinances, codes, rules, regulations, orders and decrees regulating, relating to or imposing liability or standards concerning or in connection with Hazardous Materials in effect as of the date of this Agreement.

          Additionally (except in connection with items disclosed in the Phase I Environmental Report for the 455 Academy property), but not in lieu of Contributor's affirmative undertakings set forth herein, Contributor agrees to indemnify, defend and hold harmless Company and its grantees from and against any and all debts, liens, claims, causes of action, administrative orders and notices, costs (including, without limitation, response and/or remedial costs), personal injuries, losses, damages, liabilities, demands, interest, fines, penalties and expenses, including reasonable attorneys' fees and expenses, consultants' fees and expenses, court costs and all other out-of-pocket expenses, suffered or incurred by Company and its grantees as a result of (i) any such representation which is in any manner inaccurate or any such warranty which is in any manner breached, or (ii) any matter, condition or state of act involving Environmental Laws or Hazardous Materials which existed on or arose prior to the Closing Date and which failed to comply with the Environmental Laws in effect as of the Closing Date or any existing common law theory based on nuisance or strict liability in existence as of the Closing Date, whether or not Contributor had knowledge of same as of the Closing Date. Notwithstanding the foregoing exclusion, Company shall be entitled to seek contributions from Contributor for Hazardous Materials at the 455 Academy property or at any other portion of the Property pursuant to common law or under state or federal contribution or strict liability statutes.

          (v) To the best of such Contributor's knowledge, Schedule 3 includes a true, correct and complete list of all documents evidencing and securing the Mortgages to be assumed and all amendments and modifications thereto. To the best of such Contributor's knowledge, there are no defaults by the mortgagor or events which with notice, passage of time or both may become defaults under the Mortgages described on Schedule 3 or any documents or instruments evidencing or securing the loan secured thereby, and such Contributor has not received any written notice of default with respect to or relating to such Mortgages, and each such Contributor agrees to deliver to Company copies of any such notices of default within five (5) business days of receipt of same. Such Contributor has not waived any of its rights or interests under any of said documents, and such Contributor has received no written notice of default or acceleration in respect to the Mortgages described on Schedule 3. The Mortgages described on Schedule 3 secure no debt other than that which is explicitly set forth in such exhibit. The amount of principal and accrued interest under the Mortgages described on
Schedule 3  as of the Closing Date shall not exceed the amount set forth in
Schedule 3 of this Agreement.

          (w) To the best of such Contributor's knowledge and belief, such Contributor is not in default with respect to any of its obligations under any plan, agreement or trust, and such Contributor has filed or caused to be filed all reports with respect to the foregoing required by, and is otherwise in compliance with, the Employees Retirement Income Security Act of 1974, as amended, and all rules and regulations thereunder with respect thereto.

          (x) Schedule 2 is a true, correct and complete list of the Business Assets of IBD, and such assets are owned by IBD free and clear of all liens and encumbrances.

          Notwithstanding anything contained herein to the contrary, in the event that the Company gains knowledge prior to the Closing that any representation or warranty contained in this Agreement is untrue or inaccurate, Company shall, within five (5) business days of gaining such knowledge but in no event subsequent to the Closing Date, provide Contributor with written notice of such and in the event that the Company closes on the acquisition of the Property, then the Company irrevocably waives any right to claim any damages against Contributor for the breach of such representation or warranty and Contributor shall have no liability to the Company resulting therefrom.

          EXCEPT AS OTHERWISE SPECIFICALLY AND EXPLICITLY SET FORTH IN THIS AGREEMENT OR IN ANY DOCUMENT WHICH MAY BE EXECUTED BY CONTRIBUTOR AND DELIVERED TO THE COMPANY AT CLOSING: (1) THE CONTRIBUTION OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ON AN "AS IS-WHERE IS" CONDITION AND BASIS WITH ALL FAULTS, (2) THE COMPANY ACKNOWLEDGES THAT CONTRIBUTOR HAS NOT MADE ANY REPRESENTATIONS TO THE COMPANY WITH RESPECT TO THE PROPERTY WITH REGARD TO THE HABITABILITY, MERCHANTABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


                                   ARTICLE 13

                   REPRESENTATIONS AND WARRANTIES OF COMPANY

     13.01  Representations and Warranties of Company.  To induce
Contributor to execute, deliver and perform this Agreement, Company hereby represents and warrants to Contributor on and as of the date hereof and on and as of the Closing Date as follows:

          (a) All representations and warranties of Company appearing in other Sections of this Agreement are true and correct.

          (b) Company is a corporation duly organized and in good standing under the laws of the State of Illinois, and is duly qualified to do business in and is in good standing under the laws of the State of Illinois.

          (c) Company has full capacity, right, power and authority to execute, deliver and perform this Agreement and all documents to be executed by Company pursuant hereto, and all required action and approvals therefor have been duly taken and claimed. The individuals signing this Agreement and all other documents its executed or to be executed pursuant hereto on behalf of Company are and shall be duly authorized to sign the same on Company's behalf and to bind Company thereto. This Agreement and all documents to be executed pursuant hereto by Company are and shall be binding upon and enforceable against Company in accordance with their respective terms.


                                   ARTICLE 14

                      CONDITIONS PRECEDENT AND TERMINATION

          14.01  Consent Regarding Mortgage Documents.   The consent of the
holder of the Mortgages described on Schedule 3 attached hereto to the transaction contemplated hereby is required. The obligation of Company and Contributor to close the transaction contemplated hereby is subject to Contributor's and the Company's receipt of: (i) the consent to the sale to Partnership contemplated by this Agreement, subject to the assumption of, without payment of a service charge, premium or like fee or modification of the Mortgages, other than an assumption fee to be paid by the Partnership in an amount not to exceed one percent (1%) of the balance (as of the Closing Date) of the Mortgages described on Schedule 3, and (ii) an estoppel letter addressed to Partnership dated no more than ten (10) days prior to the Closing Date from the holder of the Mortgages setting forth and confirming the following: (aa) the outstanding indebtedness under the Note, the portions thereof allocable to principal and interest, and the date through which debt service payments have been made; (bb) the amounts of all reserves for payment of taxes, insurance premiums and interest; (cc) that there are no defaults under said loan or any document evidencing or securing same; (dd) that true, correct and complete copies of all of Mortgages is attached to said letter; (ee) the consents of the holder of the Mortgages to the transaction contemplated hereby; and (ff) such other matters as shall be reasonably requested by Company or by its lenders or otherwise in form acceptable to Company. If the conditions precedent set forth above in this Section 14.01 have not been satisfied on or before the thirtieth
(30th) day following the date hereof, then at any time prior to the expiration of such thirty (30) day period, Company may elect to terminate this Agreement by notice to the Contributor, in which event this Agreement shall become null and void, and the Deposit and any earnings thereon shall forthwith be returned to Company. The assumption of the Mortgages described on Schedule 3 attached hereto by the Partnership is a condition precedent to Contributor's obligations to close under this Agreement.

     14.02 General Feasibility and Review. (a) The obligation of Company to close the transaction contemplated hereby is, at Company's option, subject to Company's review and approval of the physical condition of the Property, including, without limitation, all electrical, mechanical, plumbing and other systems which are a part of the Property, the Contracts, Leases, the Environmental Study, all Exhibits and all documents and items to be delivered to or made available to Company pursuant to Section 11.01(e). If, for any reason whatsoever, Company, in its sole discretion, is not satisfied with the foregoing on or before August 4, 1997, then at any time on or prior to August 4, 1997, Company may, at its option, elect to terminate this Agreement by notice to Contributor, in which event this Agreement shall become null and void, and the Deposit (except the initial Deposit of $137,500.00 shall be retained by Contributor unless Contributor fails to obtain the payoff letter described in
Section 15.02(xv), in which event the entire Deposit shall be returned to the Company) and any earnings thereon shall forthwith be returned to Company. Company may elect to have any or all of the Contracts which are not third party arms length contracts terminated by Contributor at Closing, and the termination of such Contracts at Contributor's expense and payment by Contributor of all amounts due thereunder shall be a condition to the obligation of Company to close the transaction contemplated hereby.

          (b) The obligation of Contributor to close the transaction contemplated hereby is, at Contributor's option, subject to Contributor's review of information relating to the properties to be included in the IPO by 5:00 p.m. on August 4, 1997. For any reason whatsoever, Contributor, in its sole discretion by written notice delivered to Company prior to 5:00 p.m. on August 4, 1997, may terminate this Agreement, in which event this Agreement shall be null and void and the Deposit and any earnings thereon shall be forthwith returned to Company.

          (c) On or before the thirtieth (30th) day following the date this Agreement is fully executed, Contributor shall obtain an Environmental Indemnity from the tenant at 455 Academy in the form of Schedule 9 attached hereto, and Seller shall: (x) obtain either the consents of the limited partners of Sky Harbor Associates to the transactions contemplated by this Agreement or acceptable buyout agreements from such limited partners, and (y) remediate conditions at the Grandville property in accordance with the recommendations of Carlson Engineering (provided that Contributor is only obligated to pay up to $50,000 to remediate such conditions) ("Additional Closing Conditions"). In the event the cost to remediate conditions at the Grandville property is expected to exceed $50,000 and Contributor does not agree to pay such excess, and/or in the event Contributor fails to commence remediation of the Grandville property as described above within said thirty (30) day period, Company, at any time thereafter, may terminate the Agreement as to the Grandville property, in which event the Contribution Price shall be reduced (at Closing) by the amount allocated to such property on Schedule 10 and such other adjustments shall be made at Closing as agreed upon by the parties. In the event Contributor is unable to satisfy the Additional Closing Conditions within such thirty (30) day period, Closing of the 455 Academy property and/or the Grandville property, as the case may be, shall be postponed until such time as and when Contributor satisfies the Additional Closing Conditions (but in no event shall the Partnership be obligated to close if the Additional Closing Conditions have not been satisfied by the date which is one hundred eighty (180) days following the Closing), and the Contribution Price (at Closing) shall be reduced by the amount allocated to the 455 Academy property on Schedule 10 and such other adjustments shall be made at Closing as agreed upon the parties. At such time that Contributor satisfies the Additional Closing Conditions in accordance with this Section (or if the Additional Closing Conditions are satisfied, except that the Agreement relating to the [Grandville] property is terminated pursuant to this Section), Contributor shall notify Partnership and deliver to Partnership evidence reasonably satisfactory to Partnership that the Additional Closing Conditions have been satisfied. Closing shall occur in accordance with and in the manner specified in this Agreement, and Contributor shall receive OP Units (calculated utilizing as the value of the 455 Academy property and/or the Grandville property the amount set forth on Schedule 10 attached hereto, and the stock price averaged over the three (3) trading days prior to such Closing).

     14.03 Truth of Contributor's Representations and Warranties and Performance of Contributor's Obligations. The obligation of Company to close the transaction contemplated hereby is, at Company's option, and except as otherwise provided herein, subject to all representations and warranties of Contributor contained in this Agreement being true and correct in all material respects at and as of the Closing Date and all obligations of Contributor to have been performed on or before the Closing Date having been timely and duly performed (or to the extent not true, same shall be disclosed to Company). Upon failure of any condition precedent as set forth in this Section 14.03 Company may, by written notice to Contributor and failure by Contributor to cure same within 10 days after such notice, elect at any time thereafter to terminate this Agreement by written notice to Contributor in which event: (i) the Deposit and any additional Deposit shall be returned to the Company, and (ii) this Agreement shall be null and void, and except as otherwise provided in this Agreement, the parties shall have no further obligations to the other hereunder.

     14.04 Estoppel Letters. The obligation of Company to close the transaction contemplated by this Agreement is subject to Company's receipt of: an estoppel letter addressed to Company within thirty (30) days after Company's written request to Contributor [and which request shall be made by Company at such time that Company anticipates Closing to occur approximately thirty (30) days after such request], which estoppel letters shall be in the form of Schedule 7 attached hereto or other form satisfactory to Company for Motorola and tenants (including Motorola) occupying eighty percent (80%) of the aggregate building square footage contained in the Property. Contributor's failure to obtain such estoppel letters shall not be a default of Contributor under this Agreement. In the event Company does not receive estoppel certificates from tenants occupying one or more properties comprising the Property, Company may terminate this Agreement.

     14.05 Performance of Company's Obligations. The obligation of Contributor to close the transaction contemplated hereby is, at Contributor's option, subject to all obligations of Company which were to have been performed on or before the Closing Date having been timely and duly performed. If any condition precedent to closing of Contributor as set forth in this Agreement has not been fulfilled and satisfied on or before the Closing Date, Contributor may, by notice to Company, elect at any time thereafter to terminate this Agreement, provided that Contributor is not itself in default under this Agreement, and (i) if such termination is due to Company's fault and the IPO does not close on or before December 31, 1997, Contributor shall be entitled to retain the Deposit and any additional Deposit as full and complete liquidated damages (and not as a penalty or forfeiture), and (ii) if such termination is due to the Company's fault and the IPO closed on or before December 31, 1997, Contributor shall be entitled to retain the Deposit and any additional Deposit and the Company shall pay Contributor the sum of $700,000.00 as full and complete liquidated damages (and not as a penalty or forfeiture), in either case in lieu of any and all other legal and equitable rights which Contributor may have hereunder, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be forthwith returned to such party. In addition, Company shall deliver to Contributor upon request copies of any environmental reports and physical inspection reports relating to the Property.

     14.06 Performance of Contributor's Obligations. The obligation of the Company to close the transaction contemplated hereby is, at the Company's option, subject to all obligations of Contributor which were to have been performed on or before the Closing Date having been timely and duly performed. If any condition precedent to Closing of the Company set forth in this Agreement has not been fulfilled and satisfied on or before the Closing Date, the Company may, by notice to Contributor, elect either to: (i) terminate this Agreement, provided that the Company is not itself in default under this Agreement, and if such termination is due to Contributor's willful or intentional default (including, but not limited to, Contributor's decision (or change of mind) such that Contributor decides not to contribute and/or to be an officer of the Partnership (or general partner of the Partnership) and not attributable to an innocent misstatement, misrepresentation or breach of warranty or covenant, the Deposit and any additional Deposit shall be returned to Company and Contributor shall pay the Company the sum of $1,000,000.00 as full and complete liquidated damages (and not as a penalty or a forfeiture); and (ii) except as otherwise provided in this Agreement, Company may file an action for specific performance of this Agreement and compel Contributor to comply with Contributor's obligations under this Agreement.


                                  ARTICLE 15

                                    CLOSING

     15.01 Time and Place. The transaction contemplated hereby shall close at 9:00 A. M. on the Closing Date at the offices of the Escrowee, or on such other date, time and place as the parties may mutually agree.

     15.02 Contributor's Deliveries. On the Closing Date, Contributor shall deposit in the escrow for each of the properties comprising the Real Estate the following:

          (i)   The Deeds and/or Assignments of Partnership Interests;

          (ii) Contributor's assignment of any and all impounds and reserves held by the holder of the Mortgages, and Contributor's assignment of the Contracts, Leases, Intangible Personal Property and Licenses, as provided in
Section 2.01(b);

          (iii) Contributor's bill of sale as provided in Section 2.01(c);

          (iv)  [OMITTED.]

          (v) Original executed counterparts of all Contracts, Leases and Licenses assigned to Company pursuant to Section 15.02(ii) above (or, in Company's sole discretion where originals are unavailable, copies duly certified by Contributor as being true, correct and complete copies of the originals), together with an Assignment of same;

          (vi)  [OMITTED.]

          (vii) Contributor's certificate dated as of the Closing Date confirming that the representations and warranties of Contributor are true and correct as of the Closing Date, except as modified by prior written notice to Company;

          (viii) An opinion of Contributor's counsel regarding authority and enforceability of this Agreement and all Closing documents reasonably acceptable to Company;

          (ix) An ALTA Statement, GAP Undertaking, Broker's Affidavit and Manager's Affidavit in the form required by the Title Insurer;

          (x) Assignment of all Contracts and other agreements which Company has elected to terminate by notice to Contributor as provided in Section 14.02;

          (xi) Certificate(s) of occupancy issued by the appropriate governmental authorities authorizing use of each property comprising the Real Property as the same is presently used to the extent same are in such Contributor's possession;

          (xii) An executed Affidavit in the form attached hereto as Exhibit G or a qualifying statement from the U.S. Treasury Department that the transaction is exempt from the withholding tax requirement imposed by Section 1445A of the Internal Revenue Code and the rules and regulations promulgated thereunder ("Section 1445A"). In the event that Contributor fails to deliver either the Affidavit or the qualifying statement as aforesaid, Contributor agrees that Company may, at closing, deduct and withhold from the proceeds that are due to Contributor the amount necessary to comply with the withholding tax requirement imposed by Section 1445A. Company shall deposit the amount so withheld in escrow with the Escrowee pursuant to terms and conditions acceptable to Contributor, Company and the Escrowee, but in any event, complying with Section 1445A;

          (xiii) Certificates of the good standing of the Beneficiaries and IBD issued by the Secretary of State of Illinois;

          (xiv) Letters to tenants of the Property in the form of Schedule 8 attached hereto;

          (xv) A payoff letter from General American Insurance confirming its agreement to accept prepayment of loans at any time prior to the Closing Date for a prepayment fee not to exceed one percent (1%) of the outstanding balance of such loans as of the Closing Date, and if the prepayment fee shall exceed one percent (1%) of the outstanding balance of such Loan, Contributor shall pay such amount which exceeds $137,500.00, and if the prepayment fee shall be less than $137,500.00, Company shall receive a credit against the Contribution Price at Closing in an amount equal to the difference between $137,500.00 and the prepayment fee and Company shall not be responsible to pay any default interest or costs..

          (xvi) Such other documents, instruments, certifications and confirmations as may be reasonably required and designated by Company to fully effect and consummate the transactions contemplated hereby.

     15.03 Company's Deliveries. On the Closing Date, Company shall deliver the following to Contributor:

          (i) An ALTA Statement, GAP Undertaking and Broker's Affidavit in form required by the Title Insurer;

          (ii)   The Contribution Price as provided in Article 3 hereof;

          (iii) Tax Indemnification Agreement in the form of Exhibit I attached hereto and made a part hereof;

          (iv)   Assumption Agreement relating to Leases and Contracts;

          (v) Opinion of Counsel regarding authority and enforceability of the Tax Indemnification Agreement and the other Closing Documents in form reasonably satisfactory to Contributor;

          (vi) Such other documents, instruments, certifications and confirmations as may be reasonably required and designated by Contributor to fully effect and consummate the transaction contemplated hereby.

     15.04 Concurrent Deliveries. Contributor and Company shall jointly deposit in the escrow or deliver to each other at closing: (i) an agreed proration statement, (ii) certificates complying with the provisions of state, county and local law applicable to the determination of transfer taxes; and (iii) employment agreements in the form of Exhibit J attached hereto and made a part hereof.

     15.05 Closing Documents; Form, Execution and Substance. All closing documents to be furnished by Contributor pursuant hereto shall be in form, execution and substance reasonably satisfactory to the parties and their respective counsel.

     15.06 New York Style Closing. At the request of either party, the transaction shall be closed by means of a so-called New York Style Closing, with the concurrent delivery of the documents of title, transfer of interests, delivery of the title policy described in Section 5.01 and the payment of the Contribution Price. The Contributor shall provide and pay for any undertaking (the "Gap Undertaking") to the Title Company necessary for the New York Style Closing to occur. Contributor and Company shall each pay fifty percent (50%) of the charges of the Title Company for such New York Style Closing.

     15.07 Concurrent Transactions. All documents or other deliveries required to be made by Company or Contributor at Closing, and all transactions required to be consummated concurrently with Closing, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by Company, and Contributor shall have been made, and all concurrent or other transactions shall have been consummated.

     15.08 Leasing Commissions, Management Fees and Employees. On the Closing Date, Contributor shall deliver evidence satisfactory to Company that the current manager of the Property has been terminated and paid all commissions or fees due him for all services rendered by him, and Contributor shall also terminate and satisfy all obligations to all employees employed by Contributor in the operation of the Property and provide Company with evidence thereof satisfactory to Company on the Closing Date. Partnership agrees that it will hire the employees identified on Exhibit H commencing as of the day following the Closing at the salaries provided on Exhibit H attached hereto; Contributor agrees that all obligations with respect to the termination of all such employees of Contributor and IBD, including termination benefits, earned prior to the Closing Date, and unfunded contributions or termination obligations with respect to the plans, agreements and trusts described in this Agreement shall be the sole responsibility and expense of Contributor, provided that Contributor shall not be responsible for any such obligations attributable to the employment of such employees by Company or its agents subsequent to the Closing Date. Contributor represents and warrants that no unpaid leasing fee or commission is due any party in connection with any Lease or for extension or renewal of such Lease for any payment for services, commissions or fees in connection with the Property performed or incurred prior to the Closing Date (other than commissions or fees due brokers for extensions or modifications of the Motorola Lease or commission in connection with Motorola's exercise of its purchase option), which shall be paid by Company if and when same is required to be paid pursuant to the Motorola Lease as detailed on Schedule 11 attached hereto). Contributor shall deliver a waiver of lien executed by Manager waiving all rights for additional fees with regard to the Property.

     15.09 Other Agreements. At Closing, Contributor and Partnership shall execute the 801/901 Technology Drive Option Agreement in the form of Exhibit K attached hereto and the Libertyville Business Park Agreement in the form of Exhibit L attached hereto.

                                  ARTICLE XVI

                                INDEMNIFICATION

     16.01 Contributor's Indemnity. Contributor hereby agrees to indemnify, defend and hold harmless Company and its officers, shareholders, directors, employees and agents against any and all losses, liabilities, fines and penalties and damages (including, without limitation, any damages or injury to persons, property or the environment as provided hereunder), or actions or claims in respect thereof, except for liabilities specifically assumed by the Company pursuant to the terms of this Agreement (including, without limitation, amounts paid in settlement and reasonable cost of investigation, reasonable attorneys' fees and other legal expenses) resulting from claims (whether or not ultimately successful) to which the Company or any of its officers, shareholders, directors, employees and agents may become subject or which the Company or any of its officers, shareholders, directors, employees and agents may suffer or incur either directly or indirectly, insofar as such losses, liabilities or damages (or actions or claims in respect thereto) arising out of, are with respect to, or are based upon:

          (i) the inaccuracy in any material respect of any representation or warranty, or a breach of any covenant of the Contributor contained herein;

          (ii) any obligations, liabilities or charges of the Contributor not expressly assumed by the Partnership except to the extent that Partnership receives a credit therefor on the closing statement;

          (iii) any misrepresentation in, or omission of a material fact from, any certificate or instrument of transfer or conveyance to be furnished to the Company by or on behalf of the Contributor under this Agreement;

          (iv) the ownership or operation of the Property on or prior to the Closing Date;

          (v) any claim by any person for any leasing fee or commission in connection with any Lease (except for extensions or modifications of the Motorola Lease or commission in connection with Motorola's exercise of its purchase option);

          (vi) any claim by said current manager of the Property for any payment of commissions or fees for services rendered in connection with the Property prior to the Closing Date; or

          (vii) any claim by any employee employed by Contributor in the operation of the Property whose employment was terminated at closing at Company's request, or whose claim arose prior to the Closing Date.

     16.02 Company's Indemnity. Company hereby agrees to indemnify, defend and hold harmless Contributor and its officers, shareholders, directors, employees and agents against any and all losses, liabilities, fines and penalties and damages (including, without limitation, any damages or injury to persons, property or the environment as provided hereunder), or actions or claims with respect thereto, except for liabilities specifically assumed by the Contributor pursuant to the terms of this Agreement (including, without limitation, amounts paid in settlement and reasonable cost of investigation, reasonable attorneys' fees and other legal expenses) resulting from claims (whether or not ultimately successful) to which the Contributor or any of its officers, shareholders, directors, employees and agents may become subject or which the Contributor or any of its officers, directors, employees and agents may suffer or incur either directly or indirectly, insofar as such losses, liabilities or damages (or actions or claims in respect thereto) arising out of, are with respect to, or are based upon:

          (i) the inaccuracy in any material respect of any representation or warranty, or a breach of any covenant of Company contained herein;

          (ii) any obligations, liabilities or charges of Contributor that are expressly assumed by Company or which Company receives a credit therefor on the Closing Statement;

          (iii) any misrepresentation in, or omission of a material fact from, any certificate or instrument of transfer or conveyance to be furnished to Contributor by or on behalf of Company under this Agreement;

          (iv) the ownership or operation of the Property by Company after the Closing Date; or

          (v) any damage done to the Property, any property of the tenants under the Leases or personal injury arising out of the Company's investigation of the Property.

          (vi) any damages or liability incurred by Contributor and/or its partners as a result of the Partnership's failure to pay off the Mortgages described on Schedule 3A so long as: (i) no default by Contributor has occurred and remains uncured under any of such Mortgages, and (ii) the lender which holds such Mortgages has issued pay off letters for such Mortgages and has agreed to accept pay off of such Mortgages pursuant to such payoff letters.

                                  ARTICLE XVII

                                    NOTICES

     17.01 Notices. Any notice, request, demand, instruction or other document to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be delivered personally or sent by United States registered or certified mail, return receipt requested, postage prepaid or by overnight express courier, postage prepaid and addressed to the parties at their respective addresses set forth below, and the same shall be effective upon receipt if delivered personally, on the next business day if delivered by overnight courier, or two business days after deposit in the mails if mailed by certified or registered mail. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

        If to Company, to:      c/o The Prime Group, Inc.
                                77 West Wacker Drive
                                Suite 3900
                                Chicago, IL 60601
                                Attn: Jeffrey A. Patterson

        With a copy to:         c/o The Prime Group, Inc.
                                77 West Wacker Drive
                                Suite 3900
                                Chicago, IL 60601
                                Attn: Robert J. Rudnik, Esq.

        With a copy to:         Winston & Strawn
                                35 West Wacker Drive
                                Suite 4200
                                Chicago, IL 60601
                                Attn: Wayne D. Boberg, Esq.
                                and William J. Ralph, Esq.

        If to Contributor, to:  c/o Industrial Building and Development Company
                                3184 MacArthur Boulevard
                                Northbrook, IL 60062
                                Attn: Edward S. Hadesman

        With a copy to:         Shefsky & Froelich Ltd.
                                444 North Michigan Avenue
                                Suite 2500
                                Chicago, Illinois 60611
                                Attn: James M. Teper, Esq.


                                 ARTICLE XVIII

                                 MISCELLANEOUS

     18.01 Entire Agreement, Amendments and Waivers. This Agreement and the Exhibits and Schedules attached hereto contain the entire agreement and understanding of the parties in respect to the subject matter hereof, and the same may not be amended, modified or discharged nor may any of its terms be waived except by an instrument in writing signed by the party to be bound thereby.

     18.02 Further Assurances. The parties each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action before or after the closing at no cost to Contributor as shall be necessary or desirable to fully carry out this Agreement and to fully consummate and effect the transactions contemplated hereby.

     18.03 Survival and Benefit. Except as otherwise provided herein, all representations, warranties, agreements, obligations and indemnities of the parties (including, but not limited to, Sections 3, 11, 12, 13, 14 and 16 of this Agreement) shall, notwithstanding any investigation made by any party hereto, survive Closing for a period of twelve (12) months and all agreements, obligations and indemnities of the parties shall, notwithstanding any investigation made by any party hereto, survive Closing for a period of twelve
(12) months and the same shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

     18.04 No Third Party Benefits. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective successors and assigns, and no third party is intended to or shall have any rights hereunder.

     18.05 Income Tax Withholding. At least thirty-five (35) days prior to closing Contributor shall deliver to Company evidence reasonably satisfactory to Company that the sale of the Property to Company hereunder is not subject to, and does not subject Company to liability under, Section 902(d) ("Section 902(d)") of the Illinois Income Tax Act (the "Act"). If said evidence is not so delivered to Company, as aforesaid, then Contributor shall, or Company may, notify the Illinois Department of Revenue ("Department") of the intended sale and request the Department to make a determination as to whether the Contributor has an assessed, but unpaid, amount of tax, penalties, or interest under the Act. Contributor agrees that Company may, at closing, deduct and withhold from the proceeds that are due Contributor the amount necessary to comply with the withholding requirements imposed by Section 902(d). Company shall deposit the amount so withheld in escrow with the Escrowee pursuant to terms and conditions acceptable to Contributor and Company, but in any event, complying with Section 902(d).

     18.06  Interpretation.

          (a) The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the paragraphs or sections to which they apply or otherwise affect the interpretation hereof.

          (b) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

          (c) The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

          (d) This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) Whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or holiday, such time for performance shall be extended to the next business day. Otherwise all references herein to "days" shall mean calendar days.

          (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

          (g) Time is of the essence of this Agreement.

     18.07.  [OMITTED.]

     18.08   [OMITTED.]

     18.09 Company's Investigation and Inspections. Except as otherwise provided herein, any investigation or inspection conducted by Company, or any agent or representative of Company, pursuant to this Agreement, in order to verify independently

Contributor's satisfaction of any conditions precedent to Company's obligations hereunder or to determine whether Contributor's warranties are true and accurate, shall not affect or constitute a waiver by Company on any of Contributor's obligations hereunder or Company's reliance thereon. Company agrees that to the extent it discovers, prior to Closing, information which renders any of Contributor's representations or warranties untrue, Company will notify Contributor of such information in writing within five (5) business days of gaining knowledge and in all events prior to the Closing Date.

     18.10 Assignment. Prior to the Closing Date, the Company shall assign all of its right, title and interest in and to this Agreement to the Partnership. Other than the foregoing assignments to the Partnership, the Company may not assign this Agreement and its right, title and interest thereunder. Upon the assignment of this Agreement to Partnership, the Company will not be released from its obligations hereunder to the Contributor, which obligations, indemnities, representations and warranties shall remain in favor of Contributor. Notwithstanding anything contained herein to the contrary, any and all references in this Agreement to the Property being contributed and/or conveyed to the Company shall mean the Contributor contributing and/or conveying to the Partnership simultaneously with the IPO on the Closing Date. In addition, Contributor shall have no obligation to contribute and/or convey the Property to the Company, all of Contributor's obligations hereunder being to contribute and/or convey the Property to the Partnership.

     18.11 Limitation on Liability. Notwithstanding anything to the contrary set forth in this Agreement, the Company and/or the Partnership shall look solely to the greater of: (i) the assets of the Beneficiary, the trust estates of the title holding land trusts and the equity interests of the general partners in the Beneficiaries, and (ii) the assets of Edward S. Hadesman up to $1,000,000 (excluding his personal residence) for satisfaction of any monetary claims against Contributor.

                     [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by Contributor and Company on the respective dates set forth beneath each of their signatures and is intended to be effective as of the latest such date.


                              CONTRIBUTOR:

                              LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated June 15, 1982 and known as Trust No. 10-40113-09

                              By:
                                 -----------------------------------------------
                                    Its:
                                        ----------------------------------------


                              Dated:

                              --------------------------------------------, 1997






                              LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated September 7, 1994 and known as Trust No. 11-9051

                              By:
                                 -----------------------------------------------
                                    Its:
                                        ----------------------------------------


                              Dated:

                              --------------------------------------------, 1997

                              LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated March 30, 1984 and known as Trust No. 11-107825

                              By:
                                 -----------------------------------------------
                                     Its:
                                         ---------------------------------------

                              Dated:


                              --------------------------------------------, 1997


                              LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1358

                              By:
                                 -----------------------------------------------
                                     Its:
                                         ---------------------------------------

                              Dated:


                              --------------------------------------------, 1997

                                   LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1357


                                   By:
                                      ------------------------------------------
                                         Its:
                                             -----------------------------------


                                   Dated:

                                   _______________________________________, 1997



                                   LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated January 17, 1974 and known as Trust No. 286-34


                                   By:
                                      ------------------------------------------
                                         Its:
                                             -----------------------------------


                                   Dated:

                                   _______________________________________, 1997

                                   LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated October 15, 1995 and known as Trust No. 11-9869


                                   By:
                                      ------------------------------------------
                                         Its:
                                             -----------------------------------


                                   Dated:

                                   _______________________________________, 1997



                                   LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated December 1, 1987 and known as Trust No. 11-2868


                                   By:
                                      ------------------------------------------
                                         Its:
                                             -----------------------------------


                                   Dated:

                                   _______________________________________, 1997



                                   310 ERA LIMITED PARTNERSHIP, an Illinois limited partnership



                                   /s/ Edward S. Hadesman
                                   ---------------------------------------------
                                   By: Edward S. Hadesman
                                         Its:  General Partner

                                   MACARTHUR DRIVE PROPERTIES, an Illinois
                                   limited partnership


                                   /s/ Edward S. Hadesman
                                   -----------------------------------------
                                   By: Edward S. Hadesman
                                         Its: General Partner


                                   CLE LIMITED PARTNERSHIP, an Illinois limited partnership


                                   /s/ Edward S. Hadesman
                                   -----------------------------------------
                                   By: Edward S. Hadesman
                                         Its: General Partner


                                   500 LINDBERG LIMITED PARTNERSHIP, an
                                   Illinois limited partnership


                                   /s/ Edward S. Hadesman
                                   -----------------------------------------
                                   By: Edward S. Hadesman
                                         Its: General Partner



                                   515 HUEHL LIMITED PARTNERSHIP, an
                                   Illinois limited partnership


                                   /s/ Edward S. Hadesman
                                   -----------------------------------------
                                   By: Edward S. Hadesman
                                         Its: General Partner

                                   555 HUEHL LIMITED PARTNERSHIP, an
                                   Illinois limited partnership


                                   /s/ Edward S. Hadesman
                                   ---------------------------------------
                                   By: Edward S. Hadesman
                                        Its: General Partner



                                   SKY HARBOR ASSOCIATES, an Illinois limited partnership


                                   /s/ Edward S. Hadesman
                                   ---------------------------------------
                                   By: Edward S. Hadesman
                                        Its: Managing General Partner



                                   1001 TECHNOLOGY WAY, LLC, an Illinois
                                   limited liability company


                                   /s/ Edward S. Hadesman
                                   ---------------------------------------
                                   By: Edward S. Hadesman
                                        Its: Managing Member

                              THE GRANDVILLE ROAD LIMITED PARTNERSHIP, an
                              Illinois limited partnership


                              By:  GRANDVILLE/NORTHWESTERN MANAGEMENT
                                   CORPORATION, an Illinois corporation, its
                                   General Partner


                               /s/ Edward S. Hadesman
                              ----------------------------------------------
                              By:  Edward S. Hadesman
                                    Its:  President


                              IBD:

                              INDUSTRIAL BUILDING AND DEVELOPMENT COMPANY


                               /s/ Edward S. Hadesman

                              By:  Edward S. Hadesman
                                    Its: President


                              Dated:


                              ---------------------------------------, 1997

                              COMPANY:

                              THE PRIME GROUP, INC., an Illinois corporation


                              By: /s/ Richard S. Curto
                                 -------------------------------------------
                                    Its:  EVP
                                        ------------------------------------

                              Dated:


                                             July 8
                              ---------------------------------------, 1997

                          LIST OF EXHIBITS & SCHEDULES
                          ----------------------------

EXHIBIT A   -  LEGAL DESCRIPTION - REAL PROPERTY

EXHIBIT A-1 -  LEGAL DESCRIPTION - LIBERTYVILLE VACANT REAL PROPERTY

EXHIBIT A-2 -  LEGAL DESCRIPTION - OPTION PROPERTY

EXHIBIT B   -  PERSONAL PROPERTY

EXHIBIT C   -  PERMITTED TITLE EXCEPTIONS

EXHIBIT D   -  LISTING OF CONTRACTS

EXHIBIT E   -  SCHEDULE OF LICENSES

EXHIBIT F   -  SCHEDULE OF LEASES

EXHIBIT G   -  NON-FOREIGN AFFIDAVIT

EXHIBIT H   -  LIST OF EMPLOYEES (AND BENEFITS) TO BE HIRED BY
               COMPANY

EXHIBIT I   -  TAX INDEMNIFICATION AGREEMENT

EXHIBIT J   -  EMPLOYMENT AGREEMENT

EXHIBIT K   -  801/901 OPTION AGREEMENT

EXHIBIT L   -  LIBERTYVILLE BUSINESS PARK AGREEMENT

EXHIBIT M   -  NON RECOURSE DEBT METHODOLOGY

SCHEDULE 1  -  LIST OF CONTRIBUTORS (INCLUDING PARTIES REQUIRED BY SEC) AND
               PROPERTY LOCATIONS

SCHEDULE 2  -  SCHEDULE OF BUSINESS ASSETS

SCHEDULE 2A -  PERSONAL PROPERTY OWNED BY IBD WHICH ARE NOT BUSINESS ASSETS

SCHEDULE 3  -  DESCRIPTION OF MORTGAGES TO BE ASSUMED

SCHEDULE 3A -  DESCRIPTION OF MORTGAGE LOANS TO BE REPAID


SCHEDULE 4  -  FORM OF PARTNERSHIP ASSIGNMENT

SCHEDULE 5 -   REAL ESTATE PROPERTIES WITH NO TAX PRORATION

SCHEDULE 6  -  DUE DILIGENCE ITEMS

SCHEDULE 7 -   FORM OF TENANT ESTOPPELS

SCHEDULE 8 -   FORM OF LETTERS TO TENANTS

SCHEDULE 9 -   TENANT ENVIRONMENTAL INDEMNITY (455 ACADEMY)

SCHEDULE 10 -  ALLOCATION OF CONTRIBUTION PRICE

SCHEDULE 11 -  MOTOROLA LEASE COMMISSION

                   FIRST AMENDMENT TO CONTRIBUTION AGREEMENT
                   ------------------------------------------


     THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this "First Amendment") is made as of this 12th day of August, 1997, in Chicago, Illinois, by and between the parties set forth in Schedule 1 attached hereto and made a part hereof (collectively "Contributor"), and The Prime Group, Inc., an Illinois corporation ("Company").

                               R E C I T A L S :

      A. Contributor and Company entered into a certain Contribution Agreement ("Contribution Agreement") dated as of the 8th day of July, 1997.

     B. Contributor's counsel terminated the Contribution Agreement on behalf of Contributor by a letter to the Company dated August 4, 1997.

     C. Contributor and Company desire to reinstate the Contribution Agreement and make certain modifications to the Contribution Agreement as further provided in this First Amendment.

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, agreements, covenants and conditions herein contained, and other good and valuable consideration, Contributor and Company agree as follows:

     1.  The foregoing Recitals are hereby incorporated as if fully re-written.

     2. All terms capitalized herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Contribution Agreement.

     3. Contributor and Company hereby agree to reinstate the Contribution Agreement effective as of the date of this First Amendment.

     4. Exhibit C, Exhibit E and Exhibit F of the Contribution Agreement are hereby deleted and replaced with substitute Exhibit C, Exhibit E and Exhibit F attached hereto and made a part hereof.

     5. Notwithstanding anything contained in Section 14.01 of the Contribution Agreement to the contrary, in the event of the assumption by the Partnership of the Mortgages described on Schedule 3 of the Contribution Agreement such assumption shall include a full release of the Contributors and any guarantors of the Mortgages or the other loan documents evidencing the loans described on
Schedule 3 of the Contribution Agreement. At Company's written election to Contributor delivered no later than September 1, 1997, one or more of the loans evidenced by the Mortgages described on Schedule 3 of the Contribution Agreement may be repaid by the Partnership immediately following the Closing provided that (i) replacement debt is simultaneously put of record, which replacement debt is to be secured by new mortgages encumbering the Properties described on Schedule 3 being repaid, and (ii) the original principal amount of replacement debt shall not be less than the outstanding principal balances of the Mortgages described on Schedule 3 being repaid.

     6. "On or before the thirtieth (30th) day following the date this Agreement is fully executed" shall be deleted from the first two (2) lines of
Section 14.02(c) of the Contribution Agreement and is hereby replaced with "on or before the date which is twenty-five (25) days following the date upon which the Company files the Initial S-11 Statement with the Securities and Exchange Commission".

     7.  "Within said thirty (30) day period" shall be deleted from the fourth
(4th) line of Page 28 of the Contribution Agreement and is hereby replaced with "on or before the date which is twenty-five (25) days following the date upon which the Company files the Initial S-11 Statement with the Securities and Exchange Commission".

     8.  "Within such thirty (30) day period" shall be deleted from the eighth
(8th) and ninth (9th) lines of Page 28 of the Contribution Agreement and is hereby replaced with "on or before the date which is twenty-five (25) days following the date upon which the Company files the Initial S-11 Statement with the Securities and Exchange Commission".

     9. The following Section 3.06 is hereby added to the Contribution Agreement as Section 3.06:

     Section 3.06

     (a) Any time on or before the date which is two (2) business days prior to the printing of the "Red Herring" for the REIT ("Printing Date"), Contributor may elect, upon written notice to the Company, that any or all of its OP Units which Contributor will receive at the Closing pursuant to this Contribution Agreement, be subject to the provisions of this Section 3.06. The Company shall provide Contributor with not less than the seven (7) days' written notice prior to the Printing Date of its intention to print the Red Herring for the REIT. If the Company has not printed the Red Herring for the REIT within five (5) days of the designated Printing Date in Company's written notice, then Contributor's election is withdrawn and Contributor must comply with the terms of this Section as though no notice had previously been provided by Company. The written notice from the Contributor to the Company of its election to have any or all of its OP Units to be subject to the provisions of this Section 3.06 shall state the percentage of the OP Units which Contributor elects to be subject to this
Section 3.06. The OP Units elected by Contributor to be subject to this Section
3.06 shall hereinafter be referred to as the "Subject OP Units."

      (b) With regard to the Subject OP Units, Contributor and the Company shall enter into an agreement at Closing which shall provide for the reapportionment of OP Units between the

Company and the Contributor on the earlier to occur of: (i) the conversion by Contributor of all of the Subject OP Units to Shares in the REIT and the sale of such Shares (but in no event earlier than the second anniversary of the Closing); or (ii) the third anniversary of the Closing (the earlier of such dates shall hereinafter be referred to as the "Reapportionment Date"). Such reapportionment of OP Units shall occur as follows: (i) the Company shall reapportion OP Units to the Contributor on the Reapportionment Date in an amount, if any, equal to the positive difference between (A) the pre-tax annual compounded return of 16.8% on the Subject OP Units from the Closing to the Reapportionment Date and (B) the actual return on the Subject OP Units for such time period; and (ii) the OP Units shall be reapportioned from the Contributor to the Company on the Reapportionment Date in an amount, if any, equal to the positive difference between (A) the actual return on the Subject OP Units from the Closing to the Reapportionment Date and (B) the pre-tax annual compounded return of 19.8% on the Subject OP Units for such time period. The return realized by the Contributor on the Subject OP Units shall be determined by taking into account cash distributions received on the Subject OP Units and any appreciation in the value of the Subject OP Units from the date of Closing until the Reapportionment Date. In addition, at the election of the party obligated to make the reapportionment, such party may make the reapportionment in cash in lieu of OP Units under this Section 3.06(b).

     (c) For purposes of making determinations under Section 3.06(b) hereof (i) the value of the Subject OP Units at Closing will be based on the price set forth in the REIT's final prospectus for its common stock; and (ii) the value of the Subject OP Units on the Reapportionment Date will be based on the average closing price for the REIT's common stock during the last ten (10) trading days prior to the Reapportionment Date.

     (d) Contributor and Company agree to use reasonable efforts to structure the reapportionment of the OP Units as provided in this Section 3.06 so as to minimize or eliminate adverse income tax consequences to the Contributor and the Company.

     (e) In the event Contributor elects to exchange for Shares in the REIT or dispose of any OP Units on or before the third anniversary of the Closing, then, in such event, Contributor shall provide Company with written notice in accordance with the terms of the partnership agreement of the Partnership and shall also at such time provide written notice to the Company whether any of said OP Units being exchanged for Shares in the REIT or OP Units being disposed of shall constitute Subject OP Units.

     10. Notwithstanding anything contained in the Contribution Agreement to the contrary and for purposes of further clarification of the Contribution Agreement, the parties acknowledge and agree that, at the Closing, the partners of the Contributors (with respect to other than the Property commonly known as 455 Academy Drive, Northbrook, Illinois) shall contribute their partnership interests in the Beneficiaries to the Partnership pursuant to Assignments of Partnership Interests executed by each of the partners of the Contributor with respect to the applicable Property. Contributor and Company agree that the Contributors will have no obligation to deliver Deeds to any Properties other than the Property commonly known as 455 Academy Drive, Northbrook, Illinois. The Beneficiaries shall be terminated at Closing and the Contributors, at

Contributors' sole cost and expense, shall be responsible for the preparation and filing of the final tax returns for the Beneficiaries. In addition, the Contributors indemnify and hold harmless the Partnership from liabilities of the Beneficiaries (other than the Mortgages) accruing prior to the Closing.

     11. In the twelfth (12th) line of Section 3.02 of the Contribution Agreement, "$300,000.00" is hereby deleted and replaced with "$350,000.00."

     12. Except as modified by this First Amendment, the Contribution Agreement remains in full force and effect.

     IN WITNESS WHEREOF, this First Amendment has been executed and delivered by Contributor and Company on the respective date set forth beneath each of their signatures and is intended to be effective as of the date first above written.


                                 CONTRIBUTOR:

                                 LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated June 15, 1982 and known as Trust No. 10-40113-09

                                 By:
                                    ------------------------------------------
                                        Its:
                                            ----------------------------------


                                 Dated:


                                 -----------------------------------------, 1997



                                 LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated September 7, 1994 and known as Trust No. 11-9051

                                 By:
                                    ------------------------------------------
                                        Its:
                                            ----------------------------------


                                 Dated:


                                 -----------------------------------------, 1997

                                 LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated March 30, 1984 and known as Trust
                                 No. 11-107825

                                 By:
                                    ------------------------------------------
                                        Its:
                                            ----------------------------------


                                 Dated:

                                            ------------------------------, 1997



                                 LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1358

                                 By:
                                    ------------------------------------------
                                        Its:
                                            ----------------------------------


                                 Dated:

                                            ------------------------------, 1997


                                 LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1357

                                 By:
                                    ------------------------------------------
                                        Its:
                                            ----------------------------------


                                 Dated:


                                            ------------------------------, 1997

                                 LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated January 17, 1974 and known as Trust No. 286-34

                                 By:
                                    ------------------------------------------
                                        Its:
                                            ----------------------------------


                                 Dated:

                                            ------------------------------, 1997


                                 LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated October 15, 1995 and known as Trust No. 11-9869

                                 By:
                                    ------------------------------------------
                                        Its:
                                            ----------------------------------


                                 Dated:

                                            ------------------------------, 1997



                                 LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated December 1, 1987 and known as Trust No. 11-2868

                                 By:
                                    ------------------------------------------
                                        Its:
                                            ----------------------------------


                                 Dated:

                                            ------------------------------, 1997

                                     310 ERA LIMITED PARTNERSHIP, an Illinois limited partnership


                                     /s/  Edward S. Hadesman
                                     -----------------------------------
                                     By:  Edward S. Hadesman
                                            Its: General Partner


                                     MACARTHUR DRIVE PROPERTIES, an Illinois
                                     limited partnership


                                     /s/  Edward S. Hadesman
                                     -----------------------------------
                                     By:  Edward S. Hadesman
                                            Its: General Partner


                                     CLE LIMITED PARTNERSHIP, an Illinois
                                     limited partnership


                                     /s/  Edward S. Hadesman
                                     -----------------------------------
                                     By:  Edward S. Hadesman
                                            Its: General Partner


                                     500 LINDBERG LIMITED PARTNERSHIP, an
                                     Illinois limited partnership


                                     /s/  Edward S. Hadesman
                                     -----------------------------------
                                     By:  Edward S. Hadesman
                                            Its: General Partner


                                     515 HUEHL LIMITED PARTNERSHIP, an
                                     Illinois limited partnership


                                     /s/  Edward S. Hadesman
                                     -----------------------------------
                                     By:  Edward S. Hadesman
                                            Its: General Partner

                                     555 HUEHL LIMITED PARTNERSHIP, an
                                     Illinois limited partnership


                                     /s/  Edward S. Hadesman
                                     -----------------------------------
                                     By:  Edward S. Hadesman
                                            Its: General Partner


                                     SKY HARBOR ASSOCIATES, an Illinois limited partnership


                                     /s/  Edward S. Hadesman
                                     -----------------------------------
                                     By:  Edward S. Hadesman
                                            Its: Managing General Partner


                                     1001 TECHNOLOGY WAY, LLC, an Illinois
                                     limited liability company


                                     /s/  Edward S. Hadesman
                                     -----------------------------------
                                     By:  Edward S. Hadesman
                                            Its: Managing Member

                               THE GRANDVILLE ROAD LIMITED
                               PARTNERSHIP, an Illinois limited partnership

                               By:  GRANDVILLE/NORTHWESTERN
                                    MANAGEMENT CORPORATION,
                                    an Illinois corporation, its General Partner


                               /s/  Edward S. Hadesman
                               -----------------------------------
                               By:  Edward S. Hadesman
                                      Its: President


                               IBD:

                               INDUSTRIAL BUILDING AND
                               DEVELOPMENT COMPANY

                               /s/  Edward S. Hadesman
                               -----------------------------------
                               By:  Edward S. Hadesman
                                      Its: President



                               Dated:
                                           August 12, 1997
                               ------------------------------------


                               COMPANY:

                               THE PRIME GROUP, INC., an Illinois
                               corporation


                               By: /s/  Richard S. Curto
                                  ---------------------------------
                                      Its: Executive Vice President
                                           ------------------------

                               Dated:

                                      August 12, 1997
                               ------------------------------------

                                   EXHIBIT C
                                   ---------

                          PERMITTED TITLE EXCEPTIONS
                          --------------------------

[TO BE AGREED UPON BY CONTRIBUTOR AND COMPANY ON OR BEFORE 5:00 P.M. ON FRIDAY, AUGUST 15, 1997]

                                   EXHIBIT D

                           DESCRIPTION OF CONTRACTS



1.  Package Insurance Policy - all locations

2.  Tax Attorney

    Cook County Triennial Reassessment (306-310 Era, 455 Academy Drive) Lake County (1001 Technology)

3.  Landscaping

    Libertyville Business Park  -  Brickman Nurseries (1997 Season)
    1001 Technology Way         -  Brickman Nurseries (1997 Season)
    801 & 901 Technology Way    -  Brickman Nurseries (1997 Season)
    306-310 Era Drive           -  Berrelles Landscaping (1997 Season)

4.  Fire Alarm Monitoring

    1001 Technology Way         -  Libertyville Fire Dept.
                                   Ameritech Dedicated Phone Line
    801 & 901 Technology Way    -  Libertyville Fire Dept.
                                   Ameritech Dedicated Phone Line
    306-310 Era Drive           -  Ameritech/Security Link $54/Qtr.
                                   Ameritech Dedicated Phone Line

5.  Roof-top Maintenance

    306-310 Era Drive           -  Northern Illinois Roofing $ 100/mo.

6.  Industrial Building and Development Company

    Culligan Water Service
    Phone System
    Cleaning Service
    Security Alarm and Monitoring
    Cellular Phone Contracts
    Copier Maintenance
    Rubbish Removal

                                   EXHIBIT E
                                   ---------

                             SCHEDULE OF LICENSES
                             --------------------

Being those certain Licenses of which copies have previously been delivered to
                                   Company.

                                   EXHIBIT F
                                   ---------

                              SCHEDULE OF LEASES
                              ------------------

                                   EXHIBIT K
                                   ---------


                           PURCHASE OPTION AGREEMENT
                           -------------------------

     THIS PURCHASE OPTION AGREEMENT (the "Option Agreement") is made as of the ______ day of July, 1997, by and among LASALLE NATIONAL TRUST, N.A., not personally but solely as Trustee under Trust Agreement dated 7/1/96 and known as Trust No. 120321 ("Trustee") and ESH LANDWEHR ROAD LIMITED PARTNERSHIP, an Illinois limited partnership and ERA DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership which are the beneficiaries of the aforesaid land trust (collectively, "Beneficiary"; Trustee and Beneficiary, collectively, are hereinafter referred to as "Seller"), and PRIME GROUP REALTY, L.P., a Delaware limited partnership ("Purchaser").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Trustee is the fee owner of two (2) certain parcels of improved real estate in the Village of Libertyville, County of Lake, and State of Illinois, which parcels are legally described on Exhibit A attached hereto and made a part hereof (the "Land"); and

     WHEREAS, Beneficiary has developed each parcel as an office/industrial building with related improvements (the Land, building and improvements which are located on a parcel are hereinafter collectively referred to as the "Property") and thereafter lease the Property to tenants; and

     WHEREAS, Seller desires to grant, and Purchaser desires to acquire, an option to purchase each Property upon and subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of Purchaser's acquisition of the Property from Seller, the mutual covenants and agreements contained in this Option Agreement, and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. Grant of Option. Seller hereby grants to Purchaser the exclusive option (the "Option") to purchase each Property upon the terms and conditions set forth herein, for a purchase price of calculated in accordance with the following formula (the "Purchase Price"). "The Purchase Price" shall be an amount equal to the Proforma Net Operating Income (defined hereinafter) for the applicable Property multiplied by ten (10), except that in no event shall the Purchase Price be: (i) less than the total verified direct out-of-pocket cost to develop and construct the applicable Property; or (ii) more than one hundred twenty percent (120%) of the Seller's total verified direct and out-of-pocket cost (as defined hereinafter) to develop and construct the applicable Property. Any and an prepayment fees or expenses charged by any lender to release its security interests in the Property or any part thereof as a result of Purchaser's purchase of the Property shall be paid by Seller. For purposes of this Agreement, the following definitions shall apply:

          a. "Proforma Net Operating Income" shall mean the net operating income projected to be generated from Qualified Lease(s) at the applicable Property during the next twelve month period (determined by utilizing generally accepted accounting principles consistently applied (unless the Qualified Lease is with Bohdan Automation, in which event the calculation of net operating income shall be made utilizing an assumed rent of $5.80 per square foot), after deducting all real estate taxes and all projected operating expenses (unless the tenant is obligated to pay same, in which event no deduction shall be made for such items) and "Qualified Lease" shall mean a lease in which (i) the space in question is occupied by a third party tenant who is not related to any Contributor (as defined in the separate Contribution Agreement dated July 8, 1997 by and among entities affiliated with Seller and Purchaser), directly or indirectly, or under common control with any Contributor pursuant to arms length written leases and under a valid certificate of occupancy; (ii) the tenant is open for business and paying rent, and additional rent attributable to common area charges, taxes and insurance in accordance with the lease (if the lease requires payment of such items by such tenants); and (iii) the tenant shall have delivered an unqualified tenant estoppel letter in the form of Exhibit D attached or other form reasonably acceptable to Purchaser.

          b. "Cost" shall mean the cost of the land of the applicable property (calculated at $3.50 per net useable square foot as defined in that certain Real Estate Sale Contract dated of even date herewith by and between Purchaser and Seller), plus the direct, verified out-of-pocket hard and soft construction costs; provided, however, soft costs shall include (i) actual interest carry attributable to the Property which is covered by the Qualified Lease; (ii) a development fee to Seller or its designee in an amount equal to four percent (4%) of the hard construction costs, but shall not include any other fees, commissions or payments to Seller, Edward Hadesman, Tucker Magid or their families and/or entities owned or controlled by any of the foregoing.

          The Purchase Price shall be paid in cash at Closing; provided, however, Seller may, upon written notice to Purchaser given within 10 days after Seller receives written notice of Purchaser's exercise of the option, elect to contribute the Property to the Partnership and accept limited partnership interests in Purchaser, which shall have a net fair market value equal to the Purchase Price calculated utilizing the value of the limited partnership units as of the Closing Date.

     2. Exercise of the Option; Right of First Refusal. (a) Subject to the provisions of this Agreement, hereof, Purchaser may exercise the Option, by the delivery of written notice (the "Exercise Notice") to Seller of Purchaser's intent so to exercise the Option, at any time after the date hereof and prior to the "Expiration Date", being defined as the earlier of (i) the date which is the third (3rd) anniversary of the date hereof, or (ii) the date sixteen (16) days after the date that Seller delivers to Purchaser written notice that Seller has obtained one or more Qualified Lease(s) for substantially all of the space within a building located on the Property to one or more third parties in arms length transactions ("Seller's Delivery Notice"). In the event that the Option is not exercised by Purchaser in the manner provided herein on or before the Expiration Date, then this Option Agreement and the Option shall, without further action of any party, automatically terminate as to such Property, and be null, void and of no further force or effect, and neither party shall have any further rights or obligations hereunder or with respect to the Option as to such Property. The Closing shall occur on a date no less than thirty (30) days and no more than forty-five (45) days following the date of Purchaser's exercise of its option, except as provided hereinafter. Seller may give Seller's Delivery Notice at the time it enters into a Lease which Seller believes will become a Qualified Lease with the passage of time, in which event Seller shall specify the date which Seller believes the Lease will become a Qualified Lease in Seller's Delivery Notice, and Seller shall further immediately notify Purchaser of any change in the date that the Lease is expected to become a Qualified Lease. In the event Seller gives a Seller's Delivery Notice which states that a Lease will become a Qualified Lease in the future, the Closing Date shall be the sixteenth
(16th) day following the date that the Lease becomes a Qualified Lease.

     (b) In the event Seller desires to sell any portion of the Property described on Exhibit A on or before the fifth (5th) anniversary of the execution of this Agreement, Purchaser shall have a right of first refusal regarding each and any sale of any portion of the Property by Seller. In the event Seller has received a bona fide third party offer or term sheet acceptable to Seller, Seller shall deliver to Purchaser a copy of such offer or term sheet and Purchaser shall have the right for a period of fifteen (15) days after its receipt of such offer or term sheet to notify Seller that it will purchase such portion of the Property on the same terms and conditions set forth in such offer or term sheet. In the event that Purchaser does not notify Seller of its intention to purchase such Property on such terms within such fifteen (15) day period, Seller may sell such Property on the same terms (but not different terms) as were presented to Purchaser. Purchaser shall again have the right of first refusal on any subsequent offer (or such changed terms) in the manner set forth in this Section.

     3. Entry onto the Property. Purchaser and/or Purchaser's agents shall have the right during the term of this Option Agreement, at reasonable times and on reasonable advance notice to Seller, to enter onto each Property for purposes of surveying the Land, inspecting the improvements and undertaking soil boring and other tests; provided, however, that neither Purchaser nor Purchaser's agents shall disturb any tenants or occupants of such Property or their respective licenses and/or invitees or be entitled to access to any portions of the Property which are subject to tenant leases (except to the extent such access is permitted by such tenant leases). Purchaser shall deliver to Seller prior to entry on the Property, evidence of insurance naming Seller as an insured party and protecting Seller against any liability or claim arising in connection with Purchaser's investigation or the presence of Purchaser's representatives on the Property (including Purchaser's agents and consultants for environmental and soil testing). All surveying, inspections and soil boring and other tests shall be performed at Purchaser's sole cost and expense and Purchaser shall deliver copies of all such surveys and the results of all such tests to Seller at no cost or expense to Seller. Seller shall also provide Purchaser and/or Purchaser's agents reasonable access to Seller's books and records relating to such Property, and to copies of the leases, licenses, contracts and all other documents and data relating to the Property, to examine and copy the same.

          Purchaser hereby indemnifies, protects and holds Seller harmless and agrees to defend Seller from and against any and all claims, demands, loss, cost, damage, expense and liability (including, without limitation, personal injury and property damage claims and mechanics' or other liens), including reasonable attorneys' fees and litigation costs, caused by or occurring in connection with the presence of Purchaser or Purchaser's agents on such Property or the exercise by Purchaser of any of its surveying, inspection and testing rights under this Section. In addition, Purchaser shall keep such Property free from any liens which could arise as a result of the exercise by Purchaser of any of its surveying, inspection and testing rights under this Section. Purchaser, at its sole cost and expense, shall restore such Property to the same condition as existed prior to its entry onto the Property and shall be liable for any and all damage in connection therewith. Notwithstanding anything to the contrary contained herein, the provisions of this Section shall survive the term of this Option Agreement (regardless of whether or not the Option is exercised), as well as any closing of the sale of the Property pursuant hereto.

     4. Closing. On the date of closing of the transfer of title, Seller shall issue, or cause the issuance of, a recordable Trustee's Deed conveying merchantable title, which Trustee's Deed shall convey the Property to Purchaser, subject only to the matters set forth on Exhibit B attached hereto and made a part hereof, and/or matters arising through, out of, or in connection with Purchaser or any party claiming through Purchaser, or in the alternative, contribute the Property to the Partnership and execute assignments of Partnership Interests. Seller and Purchaser shall also execute and deliver such other documents as are usual and customary in connection with the sale and purchase of an office/industrial building, including without limitation, Bill of Sale, ALTA Statements, Assignment of Leases, third party arm's length contracts (but not management or leasing contracts), IRPTA Transfer Tax Declarations and Closing Statements. At the request of Purchaser, Closing shall take place through a standard form of deed and money escrow with such provisions as are necessary to comply with the terms hereof, to be established by Seller and Purchaser, and/or their respective attorneys. The parties shall split the cost of the escrow.

     5. Title and Survey. At least fifteen (15) days prior to the Closing Date, Seller will deliver to Purchaser a then current commitment for a title guaranty policy to be issued by Chicago Title Insurance Company, or other national title company reasonably satisfactory to Purchaser, in the amount of the Purchase Price showing title vested in Seller, and containing extended coverage over any general exceptions, subject to: the matters set out on Exhibit B attached hereto, general real estate taxes and matters arising through, out of or in connection with Purchaser. Seller shall also deliver an updated As-Built ALTA Plat of Survey of the Property or Affidavit of No Change, if no changes to the Property have occurred since the date of the existing Plat of Survey. If any defects in title and/or survey appear, Seller shall have thirty (30) days to cure same, although matters which may be removed by payment of cash at Closing shall be so removed and paid by Seller. If such defects are not or cannot be so cured within such thirty (30) days, within ten (10) days of being notified thereof, Purchaser may:

          a. accept title as it then is and deduct liens or encumbrances of a definite or ascertainable amount from the Purchase Price; or

          b. withdraw and cancel the exercise of the Purchase Option as to such Property.

     On the Closing Date, Seller will cause the issuance of the title policy described above. Seller shall pay the cost of the above described policy. Purchaser shall pay for title endorsements requested by Purchaser.

     6. Prorations. There shall be no proration for real estate taxes, operating expenses, assessments, service contracts, utilities or other customarily proratable items so long as same are being paid by tenants pursuant to Qualified Leases of the Property. If any or all of such items are not paid by tenants pursuant to Qualified Leases, the parties shall prorate such items based upon the most recent information available and otherwise in the manner previously utilized by Purchaser and entities owned or controlled by Edward Hadesman. Rent will be prorated as of the Closing Date, and Seller will deliver to Purchaser all Security Deposits (and interest, if any) held by Seller. There shall be no other prorations unless specifically set out in this Agreement. All Leasing commissions due and payable in connection with the initial execution of Qualified Leases shall be paid by Seller. Leasing commissions to third parties (unrelated to Edward S. Hadesman, Tucker Magid and/or entities owned and controlled by either of said individuals or their families) due and payable in connection with any extension of the term of Qualified Leases, if any, shall be paid by Purchaser when due. Purchaser shall not be required to pay any leasing commissions except as provided in this paragraph.

     7. Transfer Tax and Brokers Commissions. Seller shall pay the amount of any stamp tax imposed by state and/or county law on the transfer of the title and shall furnish a completed real estate transfer declaration signed by the Seller or Seller's agent in the form required pursuant to the Real Estate Transfer Act of the State of Illinois if then in effect. Any local transfer tax obligation shall be paid by the party responsible therefore pursuant to the terms of the local ordinance; provided, however, if such local ordinance does not specify a responsible party, the local transfer tax shall be paid by Purchaser. No brokers commissions are payable in connection with the sale of the Property at Closing, except for commissions to Industrial Building and Development Company which commissions shall be paid by Seller.

     8. Restrictions on Assignment. Neither party shall assign this Agreement without the other party's prior written consent. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and/or assigns.

     9. Zoning. During the term of this Option Agreement, Seller shall not seek, permit, approve or consent to any zoning change, annexation or subdivision with respect to the Property, which consent shall not be unreasonably withheld or delayed by Purchaser.

     10. Time of the Essence. Purchaser and Seller hereby acknowledge and agree that time is and shall be of the essence hereof. Notwithstanding anything to the contrary contained herein, in the event the due date for performance of any obligation hereunder falls on a day other than a business day, the date for performance of such obligation shall be extended to the next following business day.

     11. Seller's Covenants; Existing Mortgage. Seller hereby covenants and agrees that during the term of this Option Agreement, Seller shall not commit, approve, consent to or permit any Unpermitted Transfer (hereinafter defined) without the prior written consent of Purchaser. Any Unpermitted Transfer which is effected without the prior written consent of Purchaser shall be void, invalid and ineffective and of no force or effect against Purchaser or Purchaser's rights hereunder and in the Property. As used herein, an "Unpermitted Transfer" shall mean any of the following:

          (i) any grant, sale, transfer or other conveyance of all or any portion of or interest in the Property; or

          (ii) any mortgage, lien or other encumbrance of all or any portion of the Property unless such mortgage, lien or encumbrance is able to be released at the Closing using a portion of the Purchase Price in the event that Purchaser exercises the Option, and unless the mortgagee under any such mortgage acknowledges in writing Purchaser's rights under this Option Agreement are superior to the mortgage.

     12. Covenants Running with the Land; Specific Performance. The covenants and agreements of Seller under this Option Agreement are intended to be and shall be covenants running with the land with respect to the Property and shall be binding upon the parties and their respective representatives, and permitted successors and assigns. In the event Seller defaults, Purchaser may file an action for specific performance to compel Seller to comply with its obligations under this Option Agreement. In the event of a default by Purchaser, Purchaser shall pay Seller the sum equal to ten percent (10%) of the Purchase Price as full and complete liquidated damages (and not as a penalty or forfeiture) in lieu of all other legal and equitable rights and remedies which Seller may have on account of such default.

     13. Notices. Any notice, request, demand, instruction or other document to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be delivered personally or sent by United States registered or certified mail, return receipt requested, or by overnight express courier, postage prepaid and addressed to the parties at their respective addresses set forth below, and the same shall be effective upon receipt if delivered personally or two (2) business days after deposit in the mails or deposit with an overnight express courier. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

          If to Purchaser:  Prime Group Realty, L.P.
                            c/o The Prime Group, Inc.
                            77 West Wacker Drive
                            Suite 3900
                            Chicago, IL 60601
                            Attn: Richard Curto

          With a copy to:   Winston & Strawn
                            35 West Wacker Drive
                            Suite 3500
                            Chicago, IL 60601
                            Attn: Wayne D. Boberg, Esq.

          If to Seller:     c/o Industrial Building and Development Company
                            3184 MacArthur Boulevard
                            Northbrook, IL 60062

          With a copy to:   Shefsky & Froelich Ltd.
                            444 North Michigan Avenue
                            Chicago, IL 60611
                            Attn: James M. Teper, Esq.

     14. Memorandum. The parties hereby agree that a fully executed and acknowledged memorandum of this Option Agreement, in the form attached hereto and made a part hereof as Exhibit C (the "Memorandum"), has been executed by Purchaser and Seller and shall be recorded by Purchaser at Purchaser's sole expense. In the event that this Option Agreement shall expire or terminate and Purchaser shall not have exercised the Option pursuant hereto, then this Option Agreement and the Option shall, without further action of any party, automatically terminate and be null, void and of no further force or effect, and neither party shall have any further rights or obligations hereunder or with respect to the Option; in addition, however, in such event, Purchaser shall execute, acknowledge and deliver to Seller a recordable quitclaim deed to the Property or any other instrument reasonably requested by Seller for the release of the Memorandum and otherwise indicating the termination of Purchaser's rights hereunder and with respect to the Property.

     15. Successors and Assigns: No Merger. All of the terms and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     16. Severability. In the event that any term or provision of this Option Agreement, or the application thereof to any particular party or circumstance, is found by a court of competent jurisdiction to be invalid or unenforceable (in whole or in its application to a particular party or circumstance), the remaining terms and provisions of this Option Agreement or the application thereof to different parties or circumstances, as the case may be, shall not be affected thereby and this Option Agreement shall remain in full force and effect in all other respects.

     17. Governing Law: Counterparts. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. This Option Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     18. Due Authorization: Binding Agreement. Trustee hereby represents, and Beneficiary and Purchaser each hereby represents and warrants, to the other respective parties hereto that the execution, delivery and performance of this Option Agreement has been duly and validly authorized by all necessary action of such party, and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with the terms hereof. Purchaser represents and warrants to Seller that the execution, delivery, and performance of this Option Agreement has been duly and validly authorized by all necessary action of such party, and constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

     19. Consents and Approvals. Trustee hereby represents, and Beneficiary and Purchaser each hereby represents and warrants, to the other respective parties hereto that no consent, waiver, approval or authorization of, or notice to, any other person is required to be obtained or given by such party in connection with the execution, delivery and performance of this Option Agreement, except for such consents, approvals or authorizations which have been obtained.

     20. Trustee's Exculpation. This Option Agreement is executed by Trustee, not personally but solely as Trustee aforesaid, in the exercise of the power and authority conferred upon and vested in it, as Trustee aforesaid (and Trustee hereby represents that it possesses full power and authority to execute this Option Agreement). It is expressly understood and agreed by every person, firm or corporation hereafter claiming an interest pursuant to this Option Agreement that Trustee has executed this Option Agreement solely for the purpose of subjecting the title holding interest and the trust estate under the aforesaid Trust to the terms of this Option Agreement; that no personal liability or personal responsibility is assumed by nor shall, at any time, be asserted or enforceable against Trustee personally, on account of this Option Agreement or on account of any representation, obligation, duty, covenant or agreement contained herein, either express or implied, all such personal liability, if any, being expressly waived and released; and further, that no duty shall rest upon Trustee either personally or as Trustee, to sequester trust assets, rentals, avails or proceeds of any kind, or otherwise to see to the fulfillment or discharge of any obligation, express or implied, arising pursuant to the terms of this Option Agreement. In the event of any conflict between the terms of this paragraph and the remainder of this Option Agreement, or in the event of any question of apparent liability or obligation resting upon Trustee, the exculpatory provisions hereof shall be controlling.

     21. Seller's Election of Tax-Deferred Exchange. Seller may elect a tax deferred exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, by designating other real property (the "Exchange Property") to be acquired by an intermediary selected by the Seller (the "Intermediary") in exchange for the Property to be sold by Seller. In such event, Seller shall enter into an exchange agreement with Intermediary prior to the Closing pursuant to which the Intermediary shall receive the sale proceeds of the Property being sold by Seller, and Seller may transfer Seller's right to receive proceeds under this Agreement to the Intermediary for such purpose, but all transfer documents shall be executed by Seller, and Seller shall remain responsible for its obligations under this Agreement. Notwithstanding Seller's election to effect a tax-deferred exchange, such an exchange by Seller shall not interfere with or excuse Seller's obligations under this Agreement, and Seller shall be required to sell the Property directly to Purchaser, and Purchaser shall be required to purchase the Property directly from Seller for the price and on the terms set forth in this Agreement. In no event shall Purchaser be required (a) to take title to any property other than the Property, or (b) to pay funds or incur expenses (including attorney's fees) in addition to those called for elsewhere in this Agreement. Purchaser shall not be required to be involved in such exchange other than as specified herein. Further, in no event shall Seller's election to effect a tax-deferred exchange delay the Closing.

     22. Limitation on Liability. Notwithstanding anything to the contrary set forth in this Agreement, the Purchaser shall look solely to the assets of the Beneficiary, the trust estates of the title holding land trusts and the equity interests of the general partners in the Property (and not the personal residence or personal assets of any partner in the Beneficiary) for satisfaction of any monetary claim against Seller.

                     [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the day and year first above written.

                                     PURCHASER:

                                     PRIME GROUP REALTY, L.P., a Delaware
                                     limited partnership

                                     By: Prime Group Realty Corp., a Delaware
                                         corporation, its sole General Partner

                                         By: _________________________________
                                         Name: _______________________________
                                         Title: ______________________________

                                     SELLER:

                                     ESH  LANDWEHR  ROAD  LIMITED
                                     PARTNERSHIP, an Illinois limited
                                     partnership

                                     By: _____________________________________
                                     Name: Edward S. Hadesman
                                     Title: General Partner

                                     ERA DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership

                                     By: _____________________________________
                                     Name: Edward S. Hadesman
                                     Title: General Partner
                                   and

                                   LASALLE NATIONAL TRUST, N.A., as Trustee aforesaid

                                   By:      ________________________
                                   Name:    ________________________
                                   Title:   ________________________

                                   EXHIBIT A

                              LEGAL DESCRIPTIONS

801 TECHNOLOGY WAY

LOT D, BEING A CONSOLIDATION OF LOTS 58 THRU 62 (INCLUSIVE), IN LIBERTYVILLE BUSINESS PARK, BEING A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF SECTION 18, TOWNSHIP 44 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED MARCH 21, 1995 AS DOCUMENT 3655524, IN LAKE COUNTY, ILLINOIS.

901 TECHNOLOGY WAY

LOT C, BEING A CONSOLIDATION OF LOTS 63 THRU 68 (INCLUSIVE), IN LIBERTYVILLE BUSINESS PARK, BEING A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF SECTION 18, TOWNSHIP 44 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED MARCH 21, 1995 AS DOCUMENT 3655524, IN LAKE COUNTY, ILLINOIS.

                                   EXHIBIT B

                             PERMITTED EXCEPTIONS


    [To be agreed upon by Seller and Purchaser on or before August 4, 1997]

                                   EXHIBIT C
                                   ---------

                    MEMORANDUM OF PURCHASE OPTION AGREEMENT
                    ---------------------------------------

     THIS MEMORANDUM OF PURCHASE OPTION AGREEMENT (the "Memorandum") is made as of the _____ day of _________________, 1997, by and among _____________________
______, as Trustee under Trust Agreement dated _________________ and known as Trust No. _________ ("Trustee") and _____________________, a __________________,
that is the sole beneficiary of the aforesaid land trust ("Beneficiary"; Trustee and Beneficiary, collectively, "Seller"), and PRIME GROUP REALTY, L.P., a Delaware limited partnership ("Purchaser").

                                  WITNESSETH:
                                  ----------

     WHEREAS, pursuant to that certain Purchase Option Agreement of even date herewith by and between Seller and Purchaser (the "Option Agreement"), Seller has granted to Purchaser, and Purchaser has acquired from Seller, an exclusive option (the "Option") to acquire the real estate described on Schedule 1 attached hereto and made a part hereof (collectively, the "Property"), upon the terms and subject to the conditions set forth in the Option Agreement; and

     WHEREAS, the covenants and agreements of Seller under the Option Agreement are covenants running with the land and shall be binding upon Seller and Seller's heirs, representatives, successors and assigns; and

     WHEREAS, this Memorandum is executed and recorded in accordance with the terms of the Option Agreement solely for the purpose of giving notice of the existence thereof and shall not supersede or in any way modify the terms or conditions of the Option Agreement.

     NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller has granted, and does hereby grant, to Purchaser the Option to purchase the Property, upon and subject to all the terms and conditions of the Option Agreement, which is incorporated herein as fully as if set out herein in full, and the parties further state as follows:

     1. Termination of Option. Pursuant to and upon the terms and conditions set forth in the Option Agreement, if not earlier terminated in accordance with the terms of the Option Agreement, the Option shall, without further action of any party, automatically expire and terminate on the earlier of (i) [third anniversary of the date hereof], or (ii) the date sixteen (16) days after the date, if any, that Seller delivers to Purchaser written notice

                                     -C1-
that Seller has leased all or substantially all of the space within a building on a Property (as defined in the Option Agreement) to one or more third parties in arms-length transactions.

     2. Trustee's Exculpation. This Memorandum is executed by Trustee, not personally but solely as Trustee aforesaid, in the exercise of the power and authority conferred upon and vested in it, as Trustee aforesaid (and Trustee hereby represents that it possesses full power and authority to execute this Memorandum). It is expressly understood and agreed by every person, firm or corporation hereafter claiming an interest pursuant to this Memorandum that Trustee has executed this Memorandum solely for the purpose of subjecting the title holding interest and the trust estate under the aforesaid Trust to the terms of this Memorandum; that no personal liability or personal responsibility is assumed by nor shall, at any time, be asserted or enforceable against Trustee personally, on account of this Memorandum or on account of any representation, obligation, duty, covenant or agreement contained herein, either express or implied, all such personal liability, if any, being expressly waived and released; and further, that no duty shall rest upon Trustee either personally or as Trustee, to sequester trust assets, rentals, avails or proceeds of any kind, or otherwise to see to the fulfillment or discharge of any obligation, express or implied, arising pursuant to the terms of this Memorandum. In the event of any conflict between the terms of this paragraph and the remainder of this Memorandum, or in the event of any question of apparent liability or obligation resting upon Trustee, the exculpatory provisions hereof shall be controlling.

                     [SIGNATURE PAGE FOLLOWS ON NEXT PAGE]

                                     -C2-

     IN WITNESS WHEREOF, Seller and Purchaser have caused this Memorandum to be executed as of the date first above written.

                                   PURCHASER:

                                   PRIME GROUP REALTY, L.P., a Delaware limited partnership

                                   By:  Prime Group Realty Corp., a Delaware
                                        corporation, its sole General Partner


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                   SELLER:

                                   ------------------------------------------


                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                                   ------------------------------------------


                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


THIS DOCUMENT WAS PREPARED BY,
AND AFTER RECORDING SHOULD BE
RETURNED TO:

Winston & Strawn
35 West Wacker Drive
Chicago, Illinois 60601
Attention: William J. Ralph, Esq.

                                    - C3 -

STATE OF ILLINOIS       )
                        )SS.
COUNTY OF COOK          )

          I HEREBY CERTIFY that on this ______ day of _______________, 1997, before me personally appeared _______________, the __________ of PRIME REALTY CORP., a Delaware corporation, as General Partner of PRIME GROUP REALTY, L.P., a Delaware limited partnership, to me known to be the same person who signed the foregoing instrument as his free act and deed for the use and purpose therein mentioned, and that the said instrument is the act and deed of said corporation as aforesaid and the act and deed of said corporation as aforesaid.

          WITNESS my signature and official seal the day and year last aforesaid.



(NOTARY SEAL)
                                             __________________________________
                                             Notary Public

                                             Commission Expires:_______________

                                    - C4 -

STATE OF ILLINOIS       )
                        )SS.
COUNTY OF COOK          )

          I HEREBY CERTIFY that on this ______ day of _______________, 1997, before me personally appeared _______________, the _______________________ of
_______________________, a ________________________, to me known to be the same person who signed the foregoing instrument as his free act and deed for the use and purpose therein mentioned, and that the said instrument is the act and deed of said corporation as aforesaid and the act and deed of said corporation as aforesaid.

          WITNESS my signature and official seal the day and year last aforesaid.



(NOTARY SEAL)
                                             __________________________________
                                             Notary Public

                                             Commission Expires:_______________

                                    - C5 -

STATE OF ILLINOIS       )
                        )SS.
COUNTY OF COOK          )

          I HEREBY CERTIFY that on this ______ day of _______________, 1997, before me personally appeared _______________________, the ______________ of
_______________________, a ________________________, to me known to be the same person who signed the foregoing instrument as his free act and deed for the use and purpose therein mentioned, and that the said instrument is the act and deed of said corporation as aforesaid and the act and deed of said corporation as aforesaid.

          WITNESS my signature and official seal the day and year last aforesaid.



(NOTARY SEAL)
                                             __________________________________
                                             Notary Public

                                             Commission Expires:_______________

                                   EXHIBIT D
                                   ---------

                          TENANT ESTOPPEL CERTIFICATE

                                       _______________, 1997


Prime Group Realty, L.P.
c/o The Prime Group, Inc.
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601
Attn:__________________

Re:  Lease Dated: _______________________
     Landlord:    _______________________
     Tenant:      _______________________, a(n) _______________________
     Premises:    ____ square feet in the building located at
                  _______________________, _______, Illinois

Gentlemen:

     The undersigned, __________, a(n) ____________ ("Tenant"), the tenant under the above-described lease, a copy of which is attached hereto as Exhibit A, ("Lease") provides this Tenant Estoppel Certificate to you as conclusive evidence of the matters set forth herein concerning the above-referenced Lease and the Premises.

     As of the date hereof, the undersigned hereby certifies the following:

     1. That the Lease supersedes, in all respects, all prior written or oral agreements between Landlord and Tenant with respect to the Premises and there are no agreements, understandings, warranties, or representations between Landlord and Tenant with respect to the Lease or the Premises except as expressly set forth in the copy of the Lease (including all amendments thereto, if any) attached hereto as Exhibit A.

     2. That, as of the date hereof, the Lease has not been changed, amended, modified, supplemented or superseded except as set forth in the copy of the Lease (including all amendments thereto, if any) attached hereto as Exhibit A.

     3. That the Lease remains in full force and effect and there are no known existing defaults by Tenant under the Lease.

     4. That the improvements and space required by the Lease to be delivered to Tenant have been satisfactorily completed and delivered by Landlord, and have been accepted by the Tenant.

     5. That the Premises are currently occupied and open for the use by Tenant, its customers, employees and invitees.

     6. That Tenant's interest in the Lease and the Premises demised therein, or any part thereof, has not been sublet, transferred or assigned.

     7. That all duties of an inducement nature required of the Landlord under the Lease, as of the date of this certificate, have been fulfilled by Landlord and Tenant is fully obligated to pay rent and all other charges coming due under the Lease.

     8. That the Commencement Date of the Lease was _________,19__ and the Expiration Date of the Lease is __________, _____.

     9. That the monthly base rent under the Lease of $ _________commenced on ________, 19__ and the last monthly payment of rent in the amount of $_____________ was made by Tenant on _________, 1997. No monthly rental has been prepaid nor has Tenant been given any free rent, partial rent, rebates, rent rebates or concessions except as provided in Lease. Tenant has no claims, defenses or offsets against any rents payable under the Lease.

     10. That a security deposit in the amount of $ _______ has been deposited with Landlord. Tenant agrees to look solely to the Landlord for return of the security deposit unless the Landlord has deposited the security deposit with you.

     11. That Landlord, to the best of our knowledge, has fully performed all of its obligations under the Lease, as of the date of this certificate, and there are no known circumstances existing under which Landlord may be deemed in default merely upon the service of notice or passage of time, or both.

     12. That Landlord has not given its consent to Tenant (for example, to sublease or to alter the Premises) to take any action which, pursuant to the Lease, requires Landlord's consent, except _________________.

     13. That Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein.

     14. That Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws.

     15. That Tenant is a ___________ [corporation] organized, validly existing and in good standing under the law of __________.

     In issuing this Estoppel Certificate, Tenant understands that you will rely thereon in your acquiring that certain real estate which includes the Premises.

                                                 _________________________, a(n)
                                                 _______________________________

                                                 By:  __________________________
                                                      Name:_____________________
                                                      Title:____________________

                                  SCHEDULE 1
                                  ----------

                              [Legal Description]

                                   EXHIBIT L
                                   ---------

                              CHICAGO TITLE INSURANCE COMPANY - ILLINOIS FORM B*

                          Real Estate Sales Contract

1. PRIME GROUP REALTY, L.P., a Delaware limited partnership (Purchaser) agrees to purchase at a price of $ See Rider Attached Hereto on the terms set forth herein, the following described real estate in Lake County, Illinois:

               SEE EXHIBIT "A" ATTACHED HERETO

commonly known as SEE EXHIBIT "A" ATTACHED HERETO, and with approximate lot dimensions of ________ x ________, together with the following property presently located thereon:

__________________________________________________________________(Beneficiary),


2. LASALLE NATIONAL TRUST, N. A., not personally, but solely as Trustee under Trust Agreement dated November 15, 1994 and known as Trust No. 119196 (collectively "Seller") agrees to sell the real estate at the price and terms set forth herein, and to convey or cause to be conveyed to Purchaser or nominee title thereto by a recordable Trustee's deed, with release of homestead rights, if any, subject only to: the Permitted Exceptions (hereinafter defined).

3. Purchaser will pay $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has paid $________, as earnest money to be applied on the purchase price, and agrees to pay or satisfy the balance of the purchase price, plus or minus prorations, at the time of closing by cashier's check or wire transfer of funds.

5. The time of closing shall be on as set forth in/the Rider, unless subsequently mutually agreed otherwise, at the/office of Chicago Title and Trust Company provided title is shown to be good or is accepted by Purchaser.

8. Seller warrants that Seller, its beneficiaries or agents of Seller or of its beneficiaries have received no notices from any city, village or other governmental authority of zoning, building, fire or health code violations in respect to the real estate that have not been heretofore corrected.

9. A duplicate original of this contract, duly executed by the Seller and his spouse, if any, shall be delivered to the Purchaser within ____ days from the date hereof, otherwise, at the Purchaser's option, this contract shall become null and void and the earnest money shall be refunded to the Purchaser.

This contract is subject to the Conditions and Stipulations set forth on the back page hereof, which Conditions and Stipulations are made a part of this contract. SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF.

Dated
     ---------------------

Purchaser  SEE ATTACHED SIGNATURE PAGE    (Address)  SEE ATTACHED SIGNATURE PAGE
         -----------------------------             -----------------------------

Purchaser                                 (Address)
         -----------------------------             -----------------------------

Seller     SEE ATTACHED SIGNATURE PAGE    (Address)  SEE ATTACHED SIGNATURE PAGE
         -----------------------------             -----------------------------

Seller                                    (Address)
         -----------------------------             -----------------------------

*Form normally used for sale of property improved with multi-family structures of five or more units or of commercial or industrial properties.

                          CONDITIONS AND STIPULATIONS

3. Water and other utility charges, fuels, general taxes, if any, and other similar items shall be adjusted ratably as of the time of closing. The amount of the current general taxes not then ascertainable shall be adjusted on the basis of (a), (b).

     (a) 100% of the most recent ascertainable taxes: Real Estate Taxes shall be reprorated upon issuance of the final tax bills for the applicable year of Closing.

Seller shall pay the amount of any stamp tax imposed by State and County law on the transfer of the title, and shall furnish a completed Real Estate Transfer Declaration signed by the Seller or the Seller's agent in the form required pursuant to the Real Estate Transfer Tax Act of the State of Illinois and shall furnish any declaration signed by the Seller or the Seller's agent or meet other requirements as established by any local ordinance with regard to a transfer or transaction tax: such tax required by local ordinance shall be paid by the party upon whom such ordinance places responsibility therefor. If such ordinance does not so place responsibility, the tax shall be paid by the (Seller). (Strike one.)

4. The provisions of the Uniform Vendor and Purchaser Risk Act of the State of Illinois shall be applicable to this contract.

5. If this contract is terminated without Purchaser's fault, the earnest money shall be returned to the Purchaser, but if the termination is caused by the Purchaser's fault, and upon notice to the Purchaser as Seller's sole and exclusive remedy, Seller shall receive, and Purchaser shall pay liquidated damages in an amount equal to 15% of the Purchase Price.

6. This sale shall be closed through an escrow with Chicago Title and Trust Company, in accordance with the general provisions of the usual form of Deed and Money Escrow Agreement then in use by Chicago Title and Trust Company, with such special provisions inserted in the escrow agreement as may be required to conform with this contract. Upon the creation of such an escrow, anything herein to the contrary notwithstanding, payment of purchase price and delivery of deed shall be made through the escrow and this contract and the earnest money shall be deposited in the escrow. The cost of the escrow shall be divided equally between Seller and Purchaser. (Strike paragraph if inapplicable.)

7.  Time is of the essence of this contract.

8. All notices herein required shall be in writing and shall be served on the parties at the addresses following their signatures. The personal delivery, or mailing of a notice by registered or certified mail, return receipt requested, shall be sufficient service, and a notice shall be deemed given when the same has been delivered or if mailed as aforesaid, deposited with the U.S. Postal Service.

10. (B) Seller agrees to execute and deliver to Purchaser and each mortgage lender of Purchaser such disclosure documents as may be required by the Illinois Responsible Property Transfer Act.

                                  SCHEDULE 1

                  LIST OF CONTRIBUTORS AND PROPERTY LOCATIONS
                  -------------------------------------------

        Property                           Fee Ownership                        Beneficiary(ies)
        --------                           -------------                        ----------------
1.   306-310 Era Drive               LaSalle National Trust, NA,          310 Era Limited
                                     t/u/t 10-40113-09 dated June         Partnership
                                     15, 1982

2.   1301 Ridgeview                  LaSalle National Trust, NA,          MacArthur Drive
                                     t/u/t 11-9051 dated September        Properties,
                                     7, 1994                              CLE Limited Partnership

3.   500 Lindberg Lane               LaSalle National Trust, NA,          500 Lindberg Limited
                                     t/u/t 11-107825 dated March          Partnership
                                     30, 1984

4.   515 Huehl Road                  LaSalle National Trust, NA,          515 Huehl Limited
                                     t/u/t 11-1358 dated August 1,        Partnership
                                     1986

5.   555 Huehl Road                  LaSalle National Trust, NA,          555 Huehl Limited
                                     t/u/t 11-1357 dated August 1,        Partnership
                                     1986

6.   455 Academy Drive               LaSalle National Trust, NA,          Sky Harbor Associates
                                     t/u/t 286-34 dated January 17,
                                     1974

7.   1001 Technology Way             LaSalle National Trust, NA,          1001 Technology Way,
                                     t/u/t 11-9869 dated October 15,      LLC
                                     1995

8.   3818 Grandville Road/           LaSalle National Trust, NA,          The Grandville Road
     1200 Northwestern Ave           t/u/t ll-2868 dated December         Limited Partnership Properties
                                     1, 1987

                                  SCHEDULE 2

                          SCHEDULE OF BUSINESS ASSETS
                          ---------------------------

  1.   Micron computer Pentium 200 MHZ and Monitor
  2.   LaPine computer 486 50 MHZ and Monitor
  3.   IBM notebook computer and Monitor
  4.   Ditto Tape Back-up
  5.   HP LaserJet 4 printer
  6.   HP DeskJet 870cse color printer
  7.   HP ScanJet 4P color flatbed scanner
  8.   HP plain paper fax machine
  9.   Laminated Wood Desk
  10.  Secretarial Desk
  11.  Steelcase Desk
  12.  Plan Table
  13.  Office Cabinetry
  14.  Five (5) 4 drawer file cabinets
  15.  Ten (10) 2 drawer file cabinets
  16.  One (1) 2 drawer vertical file cabinet
  17.  Three (3) overhead wall cabinets
  18.  Two (2) work tables
  19.  Conference table and six (6) black conference chairs
  20.  Six (6) gray swivel chairs
  21.  Binding Machine and supplies
  22.  Refrigerator
  23.  Microwave Oven
  24.  Miscellaneous office equipment
  25.  Miscellaneous office supplies
  26.  Glass meeting table
  27.  Rolling computer cart
  28.  One (1) desk chair
  29.  Two (2) file cabinet tops
  30.  Phone System Lease/Purchase Agreement

                                  SCHEDULE 2A

                        PERSONAL PROPERTY OWNED BY IBD
                        ------------------------------
                         WHICH ARE NOT BUSINESS ASSETS
                         -----------------------------


1.   Industrial Building and Development Company Logo
2.   Wooden Desk with Metal Legs (currently in Tucker's Office)
3.   Personal Item in attic
4.   Oriental Rugs
5.   Photographs by Edward S. Hadesman
6.   Leather Sofa
7.   Paintings and Artwork
8.   Miscellaneous Nautical Equipment
9.   "Drexal" armoire and headboard
10.  Gray reclining lounge chair

                                  SCHEDULE 3

                    DESCRIPTION OF MORTGAGES TO BE ASSUMED
                    --------------------------------------


1.   1001 Technology Way
     -------------------

     Lender:                           State Farm Life Insurance Company
     Loan Number:                      13108
     Start Date:                       11/01/96
     Term:                             15 years
     Original Loan Amount:             $6,500,000
     Interest Rate:                    8.30%
     Monthly Payment:                  $51,467.00
     Loan Balance 5/30/97:             $6,425,877
     Maturity Date:                    10/01/2011

2.   3818 Grandville/1200 Northwestern Avenue
     ----------------------------------------

     Lender:                           Nationwide Life Insurance Company/West Coast Life
     Loan Number(s):                   03-0302904/76-0000493
     Start Date:                       12/01/91
     Term:                             10 Year
     Original Loan Amount:             $7,750,000
     Interest Rate:                    9.875%
     Monthly Payment:                  $79,141.83
     Loan Balance 9/30/97:             $6,303,277
     Maturity Date:                    11/01/2001

                                  SCHEDULE 3A

                     DESCRIPTION OF MORTGAGES TO BE REPAID

1.  1301 Ridgview Drive

    Lender:                      McHenry State Bank
    Loan Number:                 345936
    Original Loan Amount:        $7,900,000
    Interest Rate:               8.58%
    Loan Balance 9/30/97:        $7,694,011
    Maturity Date:               09/01/2002


2.  306-310 Era Drive

    Lender:                      General American
    Loan Number:                 8120
    Original Loan Amount:        $1,900,000
    Interest Rate:               10.25%
    Loan Balance 9/30/97:        $1,745,207
    Maturity Date:               02/01/98


3.  500 Lindberg Lane/515 Huehl Road

    Lender:                      General American
    Loan Number:                 8031
    Original Loan Amount:        $5,925,000
    Interest Rate:               9.875%
    Loan Balance 9/30/97:        $5,391,737
    Maturity Date:               11/01/97


4.  555 Huehl Road

    Lender:                      General American
    Loan Number:                 8163
    Original Loan Amount:        $4,360,000
    Interest Rate:               9.875%
    Loan Balance 9/30/97:        $3,982,968
    Maturity Date:               02/01/98


5.  455 Academy Drive

    Lender:                      General American
    Loan Number:                 7961
    Original Loan Amount:        $2,700,000
    Interest Rate:               10.25%
    Loan Balance 9/30/97:        $2,467,832
    Maturity Date:               09/01/97

                                  SCHEDULE 4
                                  ----------


                           ASSIGNMENT AND ASSUMPTION
                           -------------------------

          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, ________________________, a _________________ ("Assignor"),
does hereby assign, transfer and convey to _______________________________, a ____________ ("Assignee"), the partnership interest represented by _____________ held by Assignee as a ______________ partner in _______________________________, a _________________________ (the "Units"), standing in the name of Assignee on the books and records of ________________________________ (the "Partnership"),
together with any and all right, title and interest in any property, both real and personal, to which the Units relate, and any other rights, privileges and benefits appertaining thereto.

          This Assignment is made subject to all of the terms and conditions of the partnership agreement of the Partnership, as amended (the "Agreement").

          Assignor hereby certifies that it has full power to make this Assignment under the Agreement, that this Assignment is being made in compliance with said Agreement, that it has good and valid title to the Units, free and clear of all liens, and that the Units have not otherwise been conveyed, sold, transferred, encumbered, pledged, hypothecated or assigned. Except as expressly set forth herein, this Assignment is made without representation or warranty.

          IN WITNESS WHEREOF, Assignors and Assignee have executed this Assignment as of the _____ day of _________________, 1997.


ASSIGNOR:                         ASSIGNEE:

_______________________________   __________________________________

By:____________________________   By:_______________________________
Name:__________________________   Name:_____________________________
Title:_________________________   Title:____________________________

                                  SCHEDULE 11
                                  -----------

                                 [LOGO OF IBD]


July 20, 1995

Mr. Edward E. Johnson, SIOR
Mr. John F. Cash, SIOR
301 Oakdale
Lake Forest, IL  60045

Re:  Motorola Build to Suit for Lease in the McHenry Corporate Center

Dear Ed and John:

The objective of this letter is to document our commission agreement pertaining to the above referenced transaction. Edward Johnson and John Cash are to receive a lease commission from ownership equivalent to 3.5% of the total rental amount in the initial lease term payable to the brokerage company that they are employed with at the time the commission becomes due and payable.

In addition, lease renewals under the Lease shall cause ownership to pay a commission equivalent to 2.25% of the total rental amount. This commission shall be due 1/2 upon renewal and 1/2 upon the commencement date.

In addition, a lease expansion under the Lease shall cause ownership to pay a commission equivalent to 3.5% of the total rental amount and shall be treated as a soft cost in the rental calculation. This commission shall be due 1/2 upon execution of the expansion document and 1/2 upon the commencement date.

Finally, the brokers are to receive a 3% sale commission paid by ownership in the event that ownership sells the property to Motorola. This fee shall be due upon the closing of the sale.

Please confirm your acceptance of these terms in the appropriate area provided below and return a copy to us.

Sincerely Yours,
Industrial Building and Development Company

/s/ Edward S. Hadesman                 /s/ Tucker B. Magid

Edward S. Hadesman                     Tucker B. Magid
President                              Vice President


/s/ Edward E. Johnson
----------------------------------
/s/ John F. Cash                       8-5-95
----------------------------------     ------
Edward E. Johnson and John F. Cash     Date